UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21558

Pioneer Short Term Income Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: August 31, 2023

Date of reporting period: September 1, 2022 through February 28, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Short Term Income Fund
Semiannual Report  |  February 28, 2023

A: STABX	C: PSHCX	C2: STIIX	K: STIKX	Y: PSHYX

visit us: www.amundi.com/us

Pioneer Short Term Income Fund | Semiannual Report | 2/28/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, the father of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “Active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate the risks during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
April 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/233

Portfolio Management Discussion  |  2/28/23
In the following interview, portfolio managers Noah Funderburk and Nicolas Pauwels discuss the factors that influenced Pioneer Short Term Income Fund’s performance during the six-month period ended February 28, 2023. Mr. Funderburk, Director of Securitized Credit, a senior vice president, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Pauwels, Deputy Director of Securitized Credit, a vice president, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the six-month period ended February 28, 2023?
A	Pioneer Short Term Income Fund’s Class A shares returned 0.63% at net asset value during the six-month period ended February 28, 2023, while the Fund’s benchmark, the Bloomberg One- to Three-Year Government/Credit Bond Index (the Bloomberg Index), returned -0.29%. During the same period, the average return of the 594 mutual funds in Morningstar’s Short-Term Bond Funds category was 0.11%.
Q	Can you describe the market environment for fixed-income investors over the six-month period ended February 28, 2023?
A	With inflation showing signs of modest easing entering the period back in September 2022, investors began to anticipate a pivot by the US Federal Reserve (Fed) to a more dovish stance on monetary policy after months of interest-rate increases. The speculation led to strong fixed-income market returns in October and November, despite another increase to the federal funds rate target range of 75 basis points (bps) by the Fed in early November. (A basis point is equal to 1/100th of a percentage point.) However, the market soon turned its attention to the potential recessionary effects of the higher interest-rate regime already put in place by the Fed, which led riskier assets, such as equities and corporate bonds, to retrace some of their fourth-quarter gains during December. The Fed then implemented a more modest 50 bps increase to the federal funds rate’s target range at its December meeting, leaving the target range at 4.25%‒4.50% at the end of 2022, the highest level since the fall of 2007.
Entering 2023, riskier assets rallied amid growing optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023 saw Treasury yields ease off
4Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

their recent highs, based on the market’s outlook for easier monetary policies. That, in turn, helped boost the performance for fixed-income securities in general. In addition, the reopening of China’s economy as the government unwound its “Zero-COVID” policy eased concerns about slowing global economic growth. Against that backdrop, areas of the investment markets that had lagged during the 2022 sell-off, including growth stocks and corporate credit, outperformed for the month.
On February 1, the Fed raised the federal funds rate target range by an incremental 25 bps, bringing the target range to 4.50%‒4.75%. As of February 28, 2023, the yield on the 10-year Treasury stood at 3.92%, an increase of 77 bps compared to the yield of 3.15% at the beginning of the period six months earlier.
Q	Can you review your principal investment strategies in managing the Fund during the six-month period ended February 28, 2023, and discuss how they affected benchmark-relative performance?
A	Sector allocation results were the major driver of the Fund’s benchmark-relative outperformance for the six-month period. In particular, the Fund’s relative returns benefited from the portfolio’s allocation to securitized assets, including asset-backed securities (ABS), non-agency mortgage-backed securities (MBS), collateralized loan obligations (CLOs), and commercial MBS (CMBS). In addition, the Fund’s overweight to corporate credit, with a tilt towards issuers in the financials sector, and a corresponding, significant underweight to US Treasuries, proved additive for benchmark-relative results, as spread sectors outperformed Treasuries during the six-month period. (Spread sectors represent nongovernmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments.)
Security selection results also contributed positively to the Fund’s benchmark-relative performance for the period, most notably, the Fund’s exposures to European banks within the portfolio’s allocation to corporate credit, as those issues continued to retrace some of their 2022 underperformance relative to other sectors.
The Fund’s modest short-duration stance versus the Bloomberg Index was another positive contributor to relative returns as
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/235

Treasury yields rose over the six-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) Positioning along the yield curve likewise aided the Fund’s benchmark-relative performance for the period; specifically, the portfolio’s underweights to the six-month and two-year segments of the yield curve benefited the Fund’s relative returns as short-term yields rose more than long-term yields. (Bond prices and bond yields have typically moved in opposite directions.)
On the downside, the Fund’s small exposure to insurance-linked securities (ILS) modestly detracted from benchmark-relative performance, as insurers marked down their ILS issues in the aftermath of the damage (and insurance claims) caused by Hurricane Ian early in the period.
Q	Can you discuss the factors that affected the Fund’s yield, or distributions* to shareholders, either positively or negatively, during the six-month period ended February 28, 2023?
A	The Fund’s monthly distribution rate increased over the six-month period, primarily as a result of higher bond yields driven by the Fed’s increases to the federal fund rate target range.
Q	Did the Fund have any exposure to derivatives during the six-month period ended February 28, 2023? If so, did the derivatives have an effect on the Fund’s performance?
A	We employed fixed-income index futures contracts to help manage the portfolio’s overall duration during the six-month period, and the Fund’s duration positioning versus the Bloomberg Index contributed positively to benchmark-relative performance.
Q	What is your assessment of the current climate for fixed-income investing?
A	With elevated inflation proving to be sticky and the Fed committed to bringing inflation down to its 2% long-term target, we believe the federal funds rate target range will remain “higher for longer,” contrary to market expectations, which have continued to price in interest-rate cuts for the latter part of 2023.
*	Distributions are not guaranteed.
6Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

We believe financial conditions will become more restrictive, and that the likelihood of recession has risen, particularly as banks tighten lending standards and as the Fed maintains interest rates at a higher level. Consequently, we have taken steps to reduce the level of credit risk in the portfolio, and expect to maintain a relatively defensive investment posture as the risk of recession increases over the course of the year.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/237

Please refer to the Schedule of Investments on pages 19-55 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against
Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.
The Fund’s investments, payment obligations and financing terms may bebased on floating rates, such as LIBOR (London Interbank Offered Rate), orSOFR (Secured Overnight Financing Rate). Plans are underway to phase out theuse of LIBOR. There remains uncertainty regarding the nature of anyreplacement rate and the impact of the transition from LIBOR on the Fund,issuers of instruments in which the Fund invests, and financial marketsgenerally.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.
The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
8Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/239

Portfolio Summary  |  2/28/23
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	U.S. Treasury Notes, 2.75%, 4/30/27	2.08%
2.	Standard Chartered Plc, 3.971% (1 Year CMT Index + 165 bps), 3/30/26 (144A)	1.09
3.	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25 (144A)	1.04
4.	Wells Fargo & Co., 3.55%, 9/29/25	1.03
5.	HSBC Holdings Plc, 5.21% (SOFR + 261 bps), 8/11/28	0.82
6.	Federal National Mortgage Association, 6.00%, 3/1/53 (TBA)	0.81
7.	Morgan Stanley, 3.62% (SOFR + 116 bps), 4/17/25	0.79
8.	Barclays Plc, 5.304% (5 Year CMT Index + 230 bps), 8/9/26	0.71
9.	Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.00%, 10/25/68 (144A)	0.68
10.	Huntington National Bank, 5.699% (SOFR + 122 bps), 11/18/25	0.66

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Prices and Distributions  |  2/28/23
Net Asset Value per Share
Class	2/28/23	8/31/22
A	$8.71	$8.85
C	$8.73	$8.87
C2	$8.74	$8.88
K	$8.77	$8.91
Y	$8.73	$8.87

Distributions per Share: 9/1/22 - 2/28/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.1931	$—	$—
C	$0.1855	$—	$—
C2	$0.1866	$—	$—
K	$0.2105	$—	$—
Y	$0.2096	$—	$—
Index Definitions
The Bloomberg One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12- 16.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2311

Performance Update | 2/28/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.
Average Annual Total Returns (As of February 28, 2023)
Period	Net Asset Value (NAV)	Bloomberg One- to Three-Year Government/ Credit Index
10 Years	1.14%	0.87%
5 Years	1.13	1.00
1 Year	-1.49	-2.51
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.97%	0.83%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share.
Class A shares of the Fund are not subject to sales charges. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Performance Update | 2/28/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.
Average Annual Total Returns (As of February 28, 2023)
Period	Net Asset Value (NAV)	Bloomberg One- to Three-Year Government/ Credit Index
10 Years	0.93%	0.87%
5 Years	1.00	1.00
1 Year	-1.67	-2.51
Expense Ratio (Per prospectus dated December 28, 2022)
Gross
1.04%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares are not subject to sales changes. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/2313

Performance Update | 2/28/23	Class C2 Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.
Average Annual Total Returns (As of February 28, 2023)
Period	If Held	If Redeemed	Bloomberg One- to Three-Year Government/ Credit Index
10 Years	0.95%	0.95%	0.87%
5 Years	1.04	1.04	1.00
1 Year	-1.64	-2.59	-2.51
Expense Ratio (Per prospectus dated December 28, 2022)
Gross
1.01%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund’s Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.
Class C2 shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Performance Update | 2/28/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- To Three-Year Government/Credit Index.
Average Annual Total Returns (As of February 28, 2023)
Period	Net Asset Value (NAV)	Bloomberg One- to Three-Year Government/ Credit Index
10 Years	1.49%	0.87%
5 Years	1.60	1.00
1 Year	-1.09	-2.51
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.49%	0.46%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2315

Performance Update | 2/28/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.
Average Annual Total Returns (As of February 28, 2023)
Period	Net Asset Value (NAV)	Bloomberg One- to Three-Year Government/ Credit Index
10 Years	1.47%	0.87%
5 Years	1.56	1.00
1 Year	-1.12	-2.51
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.57%	0.46%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund
Based on actual returns from September 1, 2022 through February 28, 2023.
Share Class	A	C	C2	K	Y
Beginning Account Value on 9/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 2/28/23	$1,006.30	$1,005.40	$1,005.50	$1,008.20	$1,008.10
Expenses Paid During Period*	$4.13	$5.02	$4.77	$2.24	$2.29

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.01%, 0.96%, 0.45%, and 0.46% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the one-half year period).
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2317

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2022 through February 28, 2023.
Share Class	A	C	C2	K	Y
Beginning Account Value on 9/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 2/28/23	$1,020.68	$1,019.79	$1,020.03	$1,022.56	$1,022.51
Expenses Paid During Period*	$4.16	$5.06	$4.81	$2.26	$2.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.01%, 0.96%, 0.45%, and 0.46% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the one-half year period).
18Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Schedule of Investments  |  2/28/23
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 100.7%
	Senior Secured Floating Rate Loan Interests — 2.0% of Net Assets(a)*
	Advertising Sales — 0.2%
445,466	Lamar Media Corp., Term B Loan, 6.092% (LIBOR + 150 bps), 2/5/27	$ 441,522
267,202	Outfront Media Capital LLC (Outfront Media Capital Corporation), Extended Term Loan, 6.385% (LIBOR + 175 bps), 11/18/26	264,780
	Total Advertising Sales	$706,302

	Airlines — 0.1%
248,750	Air Canada, Term Loan, 8.369% (LIBOR + 350 bps), 8/11/28	$ 248,905
	Total Airlines	$248,905

	Applications Software — 0.1%
246,875	RealPage, Inc., First Lien Initial Term Loan, 7.635% (LIBOR + 300 bps), 4/24/28	$ 239,423
	Total Applications Software	$239,423

	Auto Parts & Equipment — 0.0%†
124,087	TI Group Automotive Systems LLC, Refinancing US Term Loan, 7.98% (LIBOR + 325 bps), 12/16/26	$ 124,087
	Total Auto Parts & Equipment	$124,087

	Cable & Satellite Television — 0.1%
235,662	Virgin Media Bristol LLC, N Facility, 7.088% (LIBOR + 250 bps), 1/31/28	$ 231,575
	Total Cable & Satellite Television	$231,575

	Chemicals-Specialty — 0.1%
309,240	Element Solutions Inc (Macdermid, Incorporated), Tranche B-1 Term Loan, 6.618% (Term SOFR + 200 bps), 1/31/26	$ 309,157
234,233	Tronox Finance LLC, First Lien Refinancing Term Loan, 7.075% (LIBOR + 225 bps), 3/10/28	231,054
	Total Chemicals-Specialty	$540,211

	Computer Data Security — 0.1%
246,875	Magenta Buyer LLC, First Lien Initial Term Loan, 9.58% (LIBOR + 475 bps), 7/27/28	$ 211,695
	Total Computer Data Security	$211,695

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2319

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Containers-Paper & Plastic — 0.1%
433,704	Berry Global, Inc., Term Z Loan, 6.325% (LIBOR + 175 bps), 7/1/26	$ 433,084
148,205	Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loan, 8.73% (LIBOR + 400 bps), 9/15/28	146,291
	Total Containers-Paper & Plastic	$579,375

	Diagnostic Equipment — 0.1%
246,250	Curia Global, Inc., First Lien 2021 Term Loan, 8.526% (Term SOFR + 375 bps), 8/30/26	$ 213,353
	Total Diagnostic Equipment	$213,353

	Direct Marketing — 0.0%†
43,165	Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-2 Loan, 9.25% (LIBOR + 250 bps), 11/8/24	$ 43,160
	Total Direct Marketing	$43,160

	Disposable Medical Products — 0.1%
250,000	Sotera Health Holdings LLC, First Lien Refinancing Loan, 7.575% (LIBOR + 275 bps), 12/11/26	$ 241,367
	Total Disposable Medical Products	$241,367

	Electric-Generation — 0.0%†
130,778	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 8.48% (LIBOR + 375 bps), 10/2/25	$ 119,825
	Total Electric-Generation	$119,825

	Electronic Composition — 0.0%†
61,453	ON Semiconductor Corporation, 2019 New Replacement Term B-4 Loan, 8.75% (Term SOFR + 200 bps), 9/19/26	$ 61,545
	Total Electronic Composition	$61,545

	Enterprise Software & Services — 0.0%†
58,166	Verint Systems, Inc., Refinancing Term Loan, 6.574% (LIBOR + 200 bps), 6/28/24	$ 58,021
	Total Enterprise Software & Services	$58,021

	Finance-Leasing Company — 0.2%
246,231	Avolon TLB Borrower 1 (US) LLC, 2021 Term B-5 Loan, 6.848% (LIBOR + 225 bps), 12/1/27	$ 246,577
The accompanying notes are an integral part of these financial statements.
20Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Finance-Leasing Company — (continued)
296,471	Delos Finance S.a r.l., 2018 New Loan, 6.48% (LIBOR + 175 bps), 10/6/23	$ 296,619
270,000	Setanta Aircraft Leasing DAC, Loan, 6.73% (LIBOR + 200 bps), 11/5/28	268,594
	Total Finance-Leasing Company	$811,790

	Gambling (Non-Hotel) — 0.1%
247,500	Bally's Corp., Term B Facility Loan, 7.851% (LIBOR + 325 bps), 10/2/28	$ 236,407
	Total Gambling (Non-Hotel)	$236,407

	Hotels & Motels — 0.1%
247,249	Hilton Worldwide Finance, LLC, Refinanced Series B-2 Term Loan, 6.455% (Term SOFR + 175 bps), 6/22/26	$ 247,193
	Total Hotels & Motels	$247,193

	Medical Labs & Testing Services — 0.1%
241,287	Phoenix Guarantor Inc., First Lien Tranche B-1 Term Loan, 7.885% (LIBOR + 325 bps), 3/5/26	$ 237,798
	Total Medical Labs & Testing Services	$237,798

	Medical-Drugs — 0.0%†
138,799(b)	Endo Luxembourg Finance Company I S.a r.l., 2021 Term Loan, 13.75% (LIBOR + 400 bps), 3/27/28	$ 110,311
	Total Medical-Drugs	$110,311

	Metal Processors & Fabrication — 0.0%†
141,931	WireCo WorldGroup, Inc., Initial Term Loan, 8.875% (LIBOR + 425 bps), 11/13/28	$ 141,797
	Total Metal Processors & Fabrication	$141,797

	Metal-Iron — 0.0%†
99,720	TMS International Corp., Term B-2 Loan, 7.575% (LIBOR + 275 bps), 8/14/24	$ 99,720
	Total Metal-Iron	$99,720

	Physical Therapy & Rehabilitation Centers — 0.1%
246,250	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, 9.092% (Term SOFR + 425 bps), 11/20/26	$ 201,556
	Total Physical Therapy & Rehabilitation Centers	$201,556

	Retail — 0.1%
245,625	Pilot Travel Centers LLC, Initial Tranche B Term Loan, 6.718% (Term SOFR + 200 bps), 8/4/28	$ 243,992
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2321

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Retail — (continued)
246,397	RVR Dealership Holdings LLC, Term Loan, 8.553% (Term SOFR + 375 bps), 2/8/28	$ 210,053
74,161	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 9.314% (LIBOR + 450 bps), 9/12/24	73,941
	Total Retail	$527,986

	Retail-Restaurants — 0.1%
420,427	1011778 B.C. Unlimited Liability Co., Term B-4 Loan, 6.385% (LIBOR + 175 bps), 11/19/26	$ 417,198
	Total Retail-Restaurants	$417,198

	Telecommunication Equipment — 0.0%†
203,175	Commscope, Inc., Initial Term Loan, 7.885% (LIBOR + 325 bps), 4/6/26	$ 197,651
	Total Telecommunication Equipment	$197,651

	Telephone-Integrated — 0.0%†
117,636	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 6.385% (LIBOR + 175 bps), 3/1/27	$ 107,784
	Total Telephone-Integrated	$107,784

	Veterinary Diagnostics — 0.2%
907,785	Elanco Animal Health Inc., Term Loan, 6.316% (LIBOR + 175 bps), 8/1/27	$ 889,516
	Total Veterinary Diagnostics	$889,516

	Total Senior Secured Floating Rate Loan Interests (Cost $8,086,409)	$7,845,551

	Asset Backed Securities — 24.9% of Net Assets
113,312(a)	321 Henderson Receivables I LLC, Series 2006-2A, Class A1, 4.788% (1 Month USD LIBOR + 20 bps), 6/15/41 (144A)	$ 110,701
70,878(a)	321 Henderson Receivables LLC, Series 2005-1A, Class A1, 4.818% (1 Month USD LIBOR + 23 bps), 11/15/40 (144A)	69,337
1,500,000	A10 Bridge Asset Financing LLC, Series 2019-B, Class D, 4.523%, 8/15/40 (144A)	1,418,642
500,000(a)	ABPCI Direct Lending Fund CLO X LP, Series 2020-10A, Class D, 10.308% (3 Month USD LIBOR + 550 bps), 1/20/32 (144A)	489,182
500,000	ACC Auto Trust, Series 2022-A, Class D, 10.07%, 3/15/29 (144A)	477,631
The accompanying notes are an integral part of these financial statements.
22Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
374,948	ACC Trust, Series 2019-2, Class C, 5.24%, 10/21/24 (144A)	$ 374,526
571,976	Accelerated LLC, Series 2021-1H, Class C, 2.35%, 10/20/40 (144A)	503,035
1,000,000	ACM Auto Trust, Series 2022-1A, Class C, 5.48%, 4/20/29 (144A)	988,611
1,000,000	ACM Auto Trust, Series 2022-1A, Class D, 8.58%, 4/20/29 (144A)	977,881
1,000,000	ACM Auto Trust, Series 2023-1A, Class C, 8.59%, 1/22/30 (144A)	994,877
750,000(a)	ACREC, Ltd., Series 2021-FL1, Class A, 5.751% (1 Month USD LIBOR + 115 bps), 10/16/36 (144A)	733,501
1,500,000	AM Capital Funding LLC, Series 2018-1, Class A, 4.98%, 12/15/23 (144A)	1,455,678
800,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class F, 3.64%, 5/15/28 (144A)	725,575
500,000	American Credit Acceptance Receivables Trust, Series 2022-3, Class D, 5.83%, 10/13/28 (144A)	484,141
500,000	Amur Equipment Finance Receivables VII LLC, Series 2019-1A, Class E, 4.47%, 3/20/25 (144A)	497,053
500,000	Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class E, 5.02%, 12/20/28 (144A)	453,748
800,000	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class D, 7.25%, 5/21/29 (144A)	789,118
1,446,668	Aqua Finance Trust, Series 2019-A, Class C, 4.01%, 7/16/40 (144A)	1,316,278
600,000	Aqua Finance Trust, Series 2020-AA, Class C, 3.97%, 7/17/46 (144A)	507,902
614,194	Aqua Finance Trust, Series 2021-A, Class A, 1.54%, 7/17/46 (144A)	545,035
1,300,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class D, 7.488% (1 Month USD LIBOR + 290 bps), 11/15/36 (144A)	1,236,618
500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class E, 7.988% (1 Month USD LIBOR + 340 bps), 11/15/36 (144A)	463,492
500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL1, Class E, 8.151% (SOFR30A + 375 bps), 1/15/37 (144A)	467,695
600,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A, Class D, 5.83%, 1/18/28 (144A)	548,008
800,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-2A, Class C, 9.84%, 3/15/29 (144A)	820,616
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2323

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
1,050,000	Avid Automobile Receivables Trust, Series 2021-1, Class F, 5.16%, 10/16/28 (144A)	$ 936,085
500,000	Avid Automobile Receivables Trust, Series 2023-1, Class C, 7.35%, 12/15/27 (144A)	495,448
1,170,000	BHG Securitization Trust, Series 2021-B, Class D, 3.17%, 10/17/34 (144A)	907,492
2,250,000	BHG Securitization Trust, Series 2022-C, Class B, 5.93%, 10/17/35 (144A)	2,227,263
375,433	Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.446%, 7/15/46 (144A)	287,880
735,258	BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class B, 3.78%, 9/26/33 (144A)	689,547
500,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A, Class B1R, 8.074% (3 Month Term SOFR + 375 bps), 1/15/31 (144A)	499,919
500,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A, Class C1R, 9.837% (3 Month Term SOFR + 550 bps), 1/15/31 (144A)	500,000
1,000,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A, Class DR, 10.574% (3 Month Term SOFR + 625 bps), 1/15/31 (144A)	930,650
500,000(a)	BSPRT Issuer, Ltd., Series 2021-FL7, Class D, 7.338% (1 Month USD LIBOR + 275 bps), 12/15/38 (144A)	472,986
546,113	BXG Receivables Note Trust, Series 2018-A, Class C, 4.44%, 2/2/34 (144A)	504,893
252,380	BXG Receivables Note Trust, Series 2020-A, Class B, 2.49%, 2/28/36 (144A)	224,557
800,000(a)	CAL Receivables LLC, Series 2022-1, Class B, 8.751% (SOFR30A + 435 bps), 10/15/26 (144A)	781,586
1,250,000	CarNow Auto Receivables Trust, Series 2022-1A, Class B, 4.89%, 3/16/26 (144A)	1,234,282
1,000,000	CarNow Auto Receivables Trust, Series 2023-1A, Class D, 7.99%, 2/15/28 (144A)	978,957
56,915(a)	CDC Mortgage Capital Trust, Series 2002-HE1, Class A, 5.237% (1 Month USD LIBOR + 62 bps), 1/25/33	55,905
58,044(a)	Chase Funding Trust Series, Series 2003-3, Class 2A2, 5.157% (1 Month USD LIBOR + 54 bps), 4/25/33	57,080
44,870(c)	Chase Funding Trust Series, Series 2003-6, Class 1A7, 4.846%, 11/25/34	44,147
1,250,000	CIG Auto Receivables Trust, Series 2021-1A, Class C, 1.79%, 4/12/27 (144A)	1,190,420
500,000	Commercial Equipment Finance LLC, Series 2021-A, Class C, 3.55%, 12/15/28 (144A)	464,461
The accompanying notes are an integral part of these financial statements.
24Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
17,628	Commonbond Student Loan Trust, Series 2017-BGS, Class C, 4.44%, 9/25/42 (144A)	$ 15,110
226,928	Conn's Receivables Funding LLC, Series 2021-A, Class C, 4.59%, 5/15/26 (144A)	218,797
510,820	Continental Credit Card ABS LLC, Series 2019-1A, Class A, 3.83%, 8/15/26 (144A)	507,833
1,000,000	Continental Credit Card ABS LLC, Series 2019-1A, Class B, 4.95%, 8/15/26 (144A)	983,229
572,000	Continental Credit Card ABS LLC, Series 2019-1A, Class C, 6.16%, 8/15/26 (144A)	555,460
700,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class A, 6.19%, 10/15/30 (144A)	668,610
750,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class C, 9.33%, 10/15/30 (144A)	735,719
121,003(a)	Countrywide Asset-Backed Certificates, Series 2004-SD3, Class A2, 5.717% (1 Month USD LIBOR + 110 bps), 9/25/34 (144A)	114,054
500,000	Credito Real USA Auto Receivables Trust, Series 2021-1A, Class B, 2.87%, 2/16/27 (144A)	473,810
519,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%, 1/20/26 (144A)	491,547
288,981	Diamond Resorts Owner Trust, Series 2019-1A, Class B, 3.53%, 2/20/32 (144A)	278,112
96,327	Diamond Resorts Owner Trust, Series 2019-1A, Class D, 5.25%, 2/20/32 (144A)	91,101
1,000,000(a)	Ellington CLO III, Ltd., Series 2018-3A, Class C, 7.058% (3 Month USD LIBOR + 225 bps), 7/20/30 (144A)	948,408
1,250,000(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class CR, 7.542% (3 Month USD LIBOR + 275 bps), 4/15/29 (144A)	1,230,074
740,000	Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56%, 7/17/28	697,443
8,165	FCI Funding LLC, Series 2019-1A, Class B, 0.000%, 2/18/31 (144A)	8,154
500,000(d)	Finance of America HECM Buyout, Series 2022-HB1, Class M3, 5.084%, 2/25/32 (144A)	463,076
1,000,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series 2017-9A, Class A1TR, 6.342% (3 Month USD LIBOR + 155 bps), 10/15/33 (144A)	972,825
436,574(a)	Fortress Credit Opportunities VI CLO, Ltd., Series 2015-6A, Class A1TR, 6.17% (3 Month USD LIBOR + 136 bps), 7/10/30 (144A)	433,460
236,328	Foundation Finance Trust, Series 2021-1A, Class A, 1.27%, 5/15/41 (144A)	210,600
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2325

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
250,000	Foursight Capital Automobile Receivables Trust, Series 2020-1, Class F, 4.62%, 6/15/27 (144A)	$ 245,873
1,000,000	Foursight Capital Automobile Receivables Trust, Series 2022-2, Class D, 7.09%, 10/15/29 (144A)	964,884
83,937(a)	Freddie Mac Structured Pass-Through Certificates, Series T-20, Class A7, 4.917% (1 Month USD LIBOR + 30 bps), 12/25/29	82,668
1,000,000	Freed ABS Trust, Series 2021-3FP, Class D, 2.37%, 11/20/28 (144A)	926,171
750,000	Genesis Sales Finance Master Trust, Series 2021-AA, Class D, 2.09%, 12/21/26 (144A)	678,277
890,000	GLS Auto Receivables Issuer Trust, Series 2022-3A, Class D, 6.42%, 6/15/28 (144A)	874,130
22,582(d)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%, 3/17/31 (144A)	22,267
500,000(a)	Gracie Point International Funding, Series 2021-1A, Class C, 6.966% (1 Month USD LIBOR + 240 bps), 11/1/23 (144A)	499,078
600,000(a)	Gracie Point International Funding, Series 2022-1A, Class D, 9.017% (SOFR30A + 450 bps), 4/1/24 (144A)	597,271
500,000(a)	Gracie Point International Funding, Series 2022-2A, Class D, 10.017% (SOFR30A + 550 bps), 7/1/24 (144A)	500,683
500,000(a)	Gracie Point International Funding, Series 2022-2A, Class E, 11.517% (SOFR30A + 700 bps), 7/1/24 (144A)	500,723
108,341	HIN Timeshare Trust, Series 2020-A, Class D, 5.50%, 10/9/39 (144A)	99,909
900,000	HOA Funding LLC - HOA, Series 2021-1A, Class B, 7.432%, 8/20/51 (144A)	707,327
674,657	Horizon Funding LLC, Series 2019-1A, Class A1, 4.21%, 9/15/27 (144A)	665,590
500,000(a)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 12.242% (3 Month USD LIBOR + 744 bps), 4/29/34 (144A)	423,321
1,000,000	Lendingpoint Asset Securitization Trust, Series 2022-C, Class C, 8.68%, 2/15/30 (144A)	994,942
1,000,000	LendingPoint Asset Securitization Trust, Series 2020-REV1, Class B, 4.494%, 10/15/28 (144A)	977,042
404,011	LFS LLC, Series 2021-A, Class A, 2.46%, 4/15/33 (144A)	385,421
686,904	LFS LLC, Series 2021-B, Class A, 2.40%, 12/15/33 (144A)	638,910
408,263	Libra Solutions LLC, Series 2022-2A, Class B, 8.85%, 10/15/34 (144A)	399,322
600,000	Libra Solutions LLC, Series 2023-1A, Class B, 10.25%, 2/15/35 (144A)	599,790
The accompanying notes are an integral part of these financial statements.
26Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
1,000,000	LL ABS Trust, Series 2022-1A, Class C, 5.88%, 11/15/29 (144A)	$ 947,413
431,798	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/46 (144A)	366,952
258,566	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%, 7/16/29 (144A)	257,783
1,000,000	Marlette Funding Trust, Series 2021-1A, Class D, 2.47%, 6/16/31 (144A)	914,445
1,500,000	Mercury Financial Credit Card Master Trust, Series 2023-1A, Class A, 8.04%, 9/20/27 (144A)	1,487,946
1,000,000	Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.24%, 9/15/26 (144A)	978,354
5,182	Mosaic Solar Loan Trust, Series 2019-2A, Class C, 4.35%, 9/20/40 (144A)	5,175
200,632	Mosaic Solar Loan Trust, Series 2019-2A, Class D, 6.18%, 9/20/40 (144A)	192,994
91,067	MVW LLC, Series 2020-1A, Class C, 4.21%, 10/20/37 (144A)	85,275
2,564(d)	New Century Home Equity Loan Trust, Series 2004-A, Class AII9, 5.47%, 8/25/34	2,978
500,000	NMEF Funding LLC, Series 2021-A, Class D, 5.78%, 12/15/27 (144A)	483,364
156,241(a)	NovaStar Mortgage Funding Trust Series, Series 2003-1, Class A2, 5.397% (1 Month USD LIBOR + 78 bps), 5/25/33	148,375
382,822	Oasis Securitization Funding LLC, Series 2021-2A, Class B, 5.147%, 10/15/33 (144A)	375,328
1,500,000	Octane Receivables Trust, Series 2022-1A, Class D, 5.54%, 2/20/29 (144A)	1,401,769
1,610,000	Octane Receivables Trust, Series 2022-2A, Class D, 7.70%, 2/20/30 (144A)	1,615,392
1,000,000	Octane Receivables Trust, Series 2023-1A, Class D, 7.76%, 3/20/30 (144A)	999,319
400,000	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%, 3/8/28 (144A)	373,529
1,000,000	Oportun Issuance Trust, Series 2021-C, Class C, 3.61%, 10/8/31 (144A)	869,614
407,907	Orange Lake Timeshare Trust, Series 2019-A, Class A, 3.06%, 4/9/38 (144A)	389,410
460,544	Orange Lake Timeshare Trust, Series 2019-A, Class D, 4.93%, 4/9/38 (144A)	425,663
1,000,000(a)	Owl Rock CLO II, Ltd., Series 2019-2A, Class ALR, 6.358% (3 Month USD LIBOR + 155 bps), 4/20/33 (144A)	975,103
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2327

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
595,080	Oxford Finance Funding LLC, Series 2019-1A, Class B, 5.438%, 2/15/27 (144A)	$ 581,739
286,057	Pagaya AI Debt Trust, Series 2022-5, Class A, 8.096%, 6/17/30 (144A)	288,882
500,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A, Class B, 6.575% (3 Month USD LIBOR + 190 bps), 2/20/28 (144A)	492,630
250,000(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A, Class C, 7.232% (3 Month Term SOFR + 260 bps), 4/15/30 (144A)	240,461
750,000	Pawneee Equipment Receivables Series LLC, Series 2021-1, Class D, 2.75%, 7/15/27 (144A)	662,914
750,000	Pawneee Equipment Receivables Series LLC, Series 2021-1, Class E, 5.21%, 5/15/28 (144A)	666,558
241,267	PEAR LLC, Series 2020-1, Class A, 3.75%, 12/15/32 (144A)	237,198
683,879	PEAR LLC, Series 2021-1, Class A, 2.60%, 1/15/34 (144A)	647,059
1,500,000	Perimeter Master Note Business Trust, Series 2019-2A, Class B, 5.21%, 5/15/24 (144A)	1,459,906
1,000,000	PG Receivables Finance, Series 2020-1, Class A1, 3.968%, 7/20/25 (144A)	967,000
1,000,000	PG Receivables Finance, Series 2020-1, Class B, 4.705%, 7/20/25 (144A)	967,000
500,000	Purchasing Power Funding LLC, Series 2021-A, Class C, 2.53%, 10/15/25 (144A)	469,338
500,000	Purchasing Power Funding LLC, Series 2021-A, Class D, 4.37%, 10/15/25 (144A)	474,590
483,124(a)	ReadyCap Lending Small Business Loan Trust, Series 2019-2, Class A, 7.25% (PRIME + -50 bps), 12/27/44 (144A)	461,083
1,365,000	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class D, 9.965%, 5/15/32 (144A)	1,317,971
117,328	Santander Bank N.A. - SBCLN, Series 2021-1A, Class C, 3.268%, 12/15/31 (144A)	113,404
575,000	Santander Bank N.A. - SBCLN, Series 2021-1A, Class D, 5.004%, 12/15/31 (144A)	529,661
700,000	Santander Bank N.A. - SBCLN, Series 2021-1A, Class E, 6.171%, 12/15/31 (144A)	598,692
1,000,000	Santander Drive Auto Receivables Trust, Series 2023-1, Class C, 5.09%, 5/15/30	979,793
2,000,000(a)	Sound Point CLO V-R LTD, Series 2014-1RA, Class B, 6.545% (3 Month USD LIBOR + 175 bps), 7/18/31 (144A)	1,976,220
The accompanying notes are an integral part of these financial statements.
28Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
500,000(a)	Sound Point CLO XVI, Ltd., Series 2017-2A, Class D, 8.418% (3 Month USD LIBOR + 360 bps), 7/25/30 (144A)	$ 437,906
362,824	Stonepeak ABS, Series 2021-1A, Class AA, 2.301%, 2/28/33 (144A)	325,281
27,516	Structured Receivables Finance LLC, Series 2010-B, Class A, 3.73%, 8/15/36 (144A)	26,395
1,400,000	Tidewater Auto Receivables Trust, Series 2020-AA, Class D, 2.31%, 3/15/27 (144A)	1,359,234
1,250,000	Tidewater Auto Receivables Trust, Series 2020-AA, Class E, 3.35%, 7/17/28 (144A)	1,205,924
1,000,000	Tricolor Auto Securitization Trust, Series 2021-1A, Class D, 1.92%, 5/15/26 (144A)	979,007
500,000	Tricolor Auto Securitization Trust, Series 2021-1A, Class E, 3.23%, 9/15/26 (144A)	477,704
750,000	Tricolor Auto Securitization Trust, Series 2022-1A, Class F, 9.80%, 7/16/29 (144A)	719,102
1,090,000	Tricolor Auto Securitization Trust, Series 2023-1A, Class D, 8.56%, 7/15/27 (144A)	1,081,144
1,600,000(a)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 6.778% (1 Month Term SOFR + 221 bps), 10/15/34 (144A)	1,548,834
185,676	TVEST LLC, Series 2020-A, Class A, 4.50%, 7/15/32 (144A)	184,318
575,882	TVEST LLC, Series 2021-A, Class A, 2.35%, 9/15/33 (144A)	558,283
2,000,000	United Auto Credit Securitization Trust, Series 2021-1, Class E, 2.58%, 6/10/26 (144A)	1,924,709
218,070	Upstart Pass-Through Trust Series, Series 2021-ST4, Class A, 2.00%, 7/20/27 (144A)	202,482
1,236,554	Upstart Securitization Trust, Series 2020-1, Class C, 4.899%, 4/22/30 (144A)	1,217,578
1,000,000	Veros Auto Receivables Trust, Series 2021-1, Class C, 3.64%, 8/15/28 (144A)	929,165
662,896	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%, 6/15/38 (144A)	638,343
300,590	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%, 3/20/34 (144A)	296,969
2,000,000	Westlake Automobile Receivables Trust, Series 2021-3A, Class D, 2.12%, 1/15/27 (144A)	1,821,177
1,265,000	Westlake Automobile Receivables Trust, Series 2023-1A, Class D, 6.79%, 11/15/28 (144A)	1,262,791
703,246	Willis Engine Structured Trust VI, Series 2021-A, Class B, 5.438%, 5/15/46 (144A)	479,751
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2329

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
1,000,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A, Class BR, 6.792% (3 Month USD LIBOR + 200 bps), 7/16/31 (144A)	$ 988,804
1,000,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A, Class DR, 9.792% (3 Month USD LIBOR + 500 bps), 7/16/31 (144A)	966,371
	Total Asset Backed Securities (Cost $104,519,822)	$99,873,012

	Collateralized Mortgage Obligations—15.2% of Net Assets
8,742(d)	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 3B1, 3.176%, 6/25/30	$ 8,637
75,117(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 6.467% (1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	75,117
379(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 6.256% (1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	0
1,469,420(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 7.317% (1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	1,482,846
2,000,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class B1, 7.117% (1 Month USD LIBOR + 250 bps), 7/25/29 (144A)	1,994,333
630,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 9.467% (1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	654,159
165,841(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 8.217% (1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	167,336
850,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class A2, 5.484% (SOFR30A + 100 bps), 9/25/31 (144A)	826,598
500,000(a)	Bellemeade Re, Ltd., Series 2022-1, Class M1C, 8.184% (SOFR30A + 370 bps), 1/26/32 (144A)	491,918
162,735(d)	BRAVO Residential Funding Trust, Series 2020-NQM1, Class A3, 2.406%, 5/25/60 (144A)	154,214
2,650,571(d)	Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.00%, 10/25/68 (144A)	2,459,393
500,000(d)	Cascade Funding Mortgage Trust, Series 2021-HB6, Class M3, 3.735%, 6/25/36 (144A)	451,095
900,000(d)	Cascade Funding Mortgage Trust, Series 2022-HB10, Class M2, 3.25%, 11/25/35 (144A)	759,626
250,000(d)	CFMT LLC, Series 2020-HB4, Class M2, 1.918%, 12/26/30 (144A)	234,606
500,000(d)	CFMT LLC, Series 2020-HB4, Class M4, 4.948%, 12/26/30 (144A)	462,222
800,000(d)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%, 2/25/31 (144A)	740,359
The accompanying notes are an integral part of these financial statements.
30Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
1,000,000(d)	CFMT LLC, Series 2021-HB7, Class M2, 2.679%, 10/27/31 (144A)	$ 912,022
600,000(d)	CFMT LLC, Series 2021-HB7, Class M3, 3.849%, 10/27/31 (144A)	544,646
1,000,000(d)	CFMT LLC, Series 2022-HB8, Class M3, 3.75%, 4/25/25 (144A)	835,570
1,223,063(a)	Chase Mortgage Finance Corp., Series 2021-CL1, Class M3, 6.034% (SOFR30A + 155 bps), 2/25/50 (144A)	1,059,360
797,118(d)	CHNGE Mortgage Trust, Series 2022-1, Class A1, 3.007%, 1/25/67 (144A)	711,192
546	Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3, Class A1, 7.00%, 9/25/33	552
1,540,715(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1, Class M2, 6.767% (1 Month USD LIBOR + 215 bps), 11/25/39 (144A)	1,544,692
1,530,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 1M2, 8.267% (1 Month USD LIBOR + 365 bps), 2/25/40 (144A)	1,545,100
2,130,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, 8.267% (1 Month USD LIBOR + 365 bps), 2/25/40 (144A)	2,170,941
330,000(a)	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, 6.384% (SOFR30A + 190 bps), 12/25/41 (144A)	321,808
471,196(a)	Connecticut Avenue Securities Trust, Series 2022-R09, Class 2M1, 6.992% (SOFR30A + 250 bps), 9/25/42 (144A)	474,197
1,566,797(a)	Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, 6.892% (SOFR30A + 240 bps), 12/25/42 (144A)	1,578,357
103,386(a)	Connecticut Avenue Securities Trust, Series 2023-R02, Class 1M1, 6.792% (SOFR30A + 230 bps), 1/25/43 (144A)	104,074
98,751	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2A1, 7.50%, 5/25/32	99,702
1,575,498(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 6.417% (1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	1,575,497
480,000(a)	Eagle Re, Ltd., Series 2021-2, Class M1C, 7.934% (SOFR30A + 345 bps), 4/25/34 (144A)	489,093
810,000(a)	Eagle Re, Ltd., Series 2021-2, Class M2, 8.734% (SOFR30A + 425 bps), 4/25/34 (144A)	804,464
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2331

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
1,000,000(d)	Ellington Financial Mortgage Trust, Series 2020-1, Class A3, 3.999%, 5/25/65 (144A)	$ 934,646
178,194(d)	Fannie Mae Grantor Trust, Series 2004-T2, Class 2A, 3.735%, 7/25/43	174,892
180,613(a)	Fannie Mae Trust, Series 2005-W3, Class 2AF, 4.837% (1 Month USD LIBOR + 22 bps), 3/25/45	178,706
49,633(d)	Fannie Mae Trust, Series 2005-W3, Class 3A, 3.729%, 4/25/45	47,556
41,082(d)	Fannie Mae Trust, Series 2005-W4, Class 3A, 3.285%, 6/25/45	39,553
115,985(a)	Fannie Mae Whole Loan, Series 2007-W1, Class 1AF1, 4.877% (1 Month USD LIBOR + 26 bps), 11/25/46	114,690
30,496(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2439, Class F, 5.588% (1 Month USD LIBOR + 100 bps), 3/15/32	31,029
49,388(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2470, Class AF, 5.588% (1 Month USD LIBOR + 100 bps), 3/15/32	50,230
18,593(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2916, Class NF, 4.838% (1 Month USD LIBOR + 25 bps), 1/15/35	18,484
11,648(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3042, Class PF, 4.838% (1 Month USD LIBOR + 25 bps), 8/15/35	11,586
6,648(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3102, Class FG, 4.888% (1 Month USD LIBOR + 30 bps), 1/15/36	6,604
36,718(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3117, Class FE, 4.888% (1 Month USD LIBOR + 30 bps), 2/15/36	36,326
15,811(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3173, Class FC, 5.008% (1 Month USD LIBOR + 42 bps), 6/15/36	15,673
36,719(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3181, Class HF, 5.088% (1 Month USD LIBOR + 50 bps), 7/15/36	36,581
35,646(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3239, Class EF, 4.938% (1 Month USD LIBOR + 35 bps), 11/15/36	35,263
16,096(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3239, Class FB, 4.938% (1 Month USD LIBOR + 35 bps), 11/15/36	15,927
The accompanying notes are an integral part of these financial statements.
32Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
61,956(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3373, Class FB, 5.168% (1 Month USD LIBOR + 58 bps), 10/15/37	$ 61,914
51,773(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3610, Class FA, 5.288% (1 Month USD LIBOR + 70 bps), 12/15/39	52,045
532(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3784, Class F, 4.988% (1 Month USD LIBOR + 40 bps), 7/15/23	532
13,229(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3868, Class FA, 4.988% (1 Month USD LIBOR + 40 bps), 5/15/41	13,106
6,415(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3914, Class LF, 4.788% (1 Month USD LIBOR + 20 bps), 8/15/26	6,404
8,721(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3970, Class GF, 4.888% (1 Month USD LIBOR + 30 bps), 9/15/26	8,713
5,473(a)	Federal National Mortgage Association REMICs, Series 1994-40, Class FC, 5.117% (1 Month USD LIBOR + 50 bps), 3/25/24	5,489
16,203(a)	Federal National Mortgage Association REMICs, Series 2001-72, Class FB, 5.517% (1 Month USD LIBOR + 90 bps), 12/25/31	16,384
10,531(a)	Federal National Mortgage Association REMICs, Series 2001-81, Class FL, 5.248% (1 Month USD LIBOR + 65 bps), 1/18/32	10,559
14,287(a)	Federal National Mortgage Association REMICs, Series 2002-93, Class FH, 5.117% (1 Month USD LIBOR + 50 bps), 1/25/33	14,300
19,048(a)	Federal National Mortgage Association REMICs, Series 2003-42, Class JF, 5.117% (1 Month USD LIBOR + 50 bps), 5/25/33	19,021
27,928(a)	Federal National Mortgage Association REMICs, Series 2003-8, Class FJ, 4.967% (1 Month USD LIBOR + 35 bps), 2/25/33	27,908
26,342(a)	Federal National Mortgage Association REMICs, Series 2004-52, Class FW, 5.017% (1 Month USD LIBOR + 40 bps), 7/25/34	26,284
31,374(a)	Federal National Mortgage Association REMICs, Series 2005-83, Class KT, 4.917% (1 Month USD LIBOR + 30 bps), 10/25/35	31,081
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2333

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
29,054(a)	Federal National Mortgage Association REMICs, Series 2005-83, Class LF, 4.927% (1 Month USD LIBOR + 31 bps), 2/25/35	$ 28,883
12,353(a)	Federal National Mortgage Association REMICs, Series 2006-33, Class FH, 4.967% (1 Month USD LIBOR + 35 bps), 5/25/36	12,188
34,819(a)	Federal National Mortgage Association REMICs, Series 2006-42, Class CF, 5.067% (1 Month USD LIBOR + 45 bps), 6/25/36	34,660
7,410(a)	Federal National Mortgage Association REMICs, Series 2006-82, Class F, 5.187% (1 Month USD LIBOR + 57 bps), 9/25/36	7,404
9,744(a)	Federal National Mortgage Association REMICs, Series 2007-110, Class FA, 5.237% (1 Month USD LIBOR + 62 bps), 12/25/37	9,741
16,596(a)	Federal National Mortgage Association REMICs, Series 2007-13, Class FA, 4.867% (1 Month USD LIBOR + 25 bps), 3/25/37	16,276
16,215(a)	Federal National Mortgage Association REMICs, Series 2007-2, Class FT, 4.867% (1 Month USD LIBOR + 25 bps), 2/25/37	15,944
10,853(a)	Federal National Mortgage Association REMICs, Series 2007-41, Class FA, 5.017% (1 Month USD LIBOR + 40 bps), 5/25/37	10,741
43,282(a)	Federal National Mortgage Association REMICs, Series 2007-50, Class FN, 4.857% (1 Month USD LIBOR + 24 bps), 6/25/37	42,701
34,284(a)	Federal National Mortgage Association REMICs, Series 2007-7, Class FJ, 4.817% (1 Month USD LIBOR + 20 bps), 2/25/37	33,806
13,004(a)	Federal National Mortgage Association REMICs, Series 2007-92, Class OF, 5.187% (1 Month USD LIBOR + 57 bps), 9/25/37	13,004
29,082(a)	Federal National Mortgage Association REMICs, Series 2008-88, Class FA, 5.837% (1 Month USD LIBOR + 122 bps), 10/25/38	29,922
1,132,191(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA5, Class M2, 6.134% (SOFR30A + 165 bps), 1/25/34 (144A)	1,127,445
355,523(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA7, Class M1, 5.334% (SOFR30A + 85 bps), 11/25/41 (144A)	349,847
The accompanying notes are an integral part of these financial statements.
34Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
1,300,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class M2, 6.584% (SOFR30A + 210 bps), 9/25/41 (144A)	$ 1,180,934
937,072(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA4, Class M1, 5.434% (SOFR30A + 95 bps), 12/25/41 (144A)	906,993
310,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1, Class M1B, 6.334% (SOFR30A + 185 bps), 1/25/42 (144A)	297,568
1,835,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1, Class M2, 6.984% (SOFR30A + 250 bps), 1/25/42 (144A)	1,715,022
475,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M1B, 6.884% (SOFR30A + 240 bps), 2/25/42 (144A)	464,278
242,440(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA6, Class M1A, 6.634% (SOFR30A + 215 bps), 9/25/42 (144A)	243,401
272,609(a)	Freddie Mac STACR REMIC Trust, Series 2022-HQA3, Class M1A, 6.784% (SOFR30A + 230 bps), 8/25/42 (144A)	274,198
19,704(a)	Freddie Mac STRIPS, Series 237, Class F14, 4.988% (1 Month USD LIBOR + 40 bps), 5/15/36	19,550
45,769(a)	Freddie Mac STRIPS, Series 239, Class F30, 4.888% (1 Month USD LIBOR + 30 bps), 8/15/36	45,356
17,781(a)	Freddie Mac STRIPS, Series 244, Class F22, 4.938% (1 Month USD LIBOR + 35 bps), 12/15/36	17,659
920,508(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-HRP1, Class M2D, 5.867% (1 Month USD LIBOR + 125 bps), 12/25/42	912,071
300,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M2, 6.784% (SOFR30A + 230 bps), 8/25/33 (144A)	300,665
456,180(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-HQA2, Class M1A, 7.134% (SOFR30A + 265 bps), 7/25/42 (144A)	460,322
798,627(d)	FWD Securitization Trust, Series 2020-INV1, Class A2, 2.34%, 1/25/50 (144A)	717,214
962,365(c)	GCAT Trust, Series 2022-NQM4, Class A3, 5.73%, 8/25/67 (144A)	923,878
52,194(a)	Government National Mortgage Association, Series 2005-16, Class FA, 4.848% (1 Month USD LIBOR + 25 bps), 2/20/35	51,860
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2335

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
54,188(a)	Government National Mortgage Association, Series 2005-3, Class FC, 4.84% (1 Month USD LIBOR + 25 bps), 1/16/35	$ 53,916
4,658	Government National Mortgage Association, Series 2012-130, Class PA, 3.00%, 4/20/41	4,607
455,186(a)	Home Re, Ltd., Series 2019-1, Class M1, 6.267% (1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	455,531
95,246(a)	Home Re, Ltd., Series 2020-1, Class M1C, 8.767% (1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	95,557
670,000(a)	Home Re, Ltd., Series 2021-1, Class M2, 7.467% (1 Month USD LIBOR + 285 bps), 7/25/33 (144A)	662,373
1,390,000(a)	Home Re, Ltd., Series 2021-2, Class M1C, 7.284% (SOFR30A + 280 bps), 1/25/34 (144A)	1,369,020
1,000,000(a)	Home Re, Ltd., Series 2022-1, Class M1A, 7.334% (SOFR30A + 285 bps), 10/25/34 (144A)	1,008,442
400,000(d)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class M1, 2.489%, 9/25/56 (144A)	240,072
477,927	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.40%, 8/18/43 (144A)	436,109
17,694(d)	IndyMac INDX Mortgage Loan Trust, Series 2004-AR6, Class 6A1, 4.092%, 10/25/34	15,836
14,416(a)	Interstar Millennium Series Trust, Series 2003-3G, Class A2, 5.224% (3 Month USD LIBOR + 50 bps), 9/27/35	13,714
174,146(a)	JP Morgan Seasoned Mortgage Trust, Series 2014-1, Class AM, 5.117% (1 Month USD LIBOR + 50 bps), 5/25/33 (144A)	168,213
1,042(d)	Merrill Lynch Mortgage Investors Trust Series MLCC, Series 2003-G, Class A3, 5.925%, 1/25/29	1,002
81,279(a)	Merrill Lynch Mortgage Investors Trust Series MLCC, Series 2003-H, Class A1, 5.257% (1 Month USD LIBOR + 64 bps), 1/25/29	72,241
196,411(d)	New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)	179,774
1,350,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 8.117% (1 Month USD LIBOR + 350 bps), 7/25/29 (144A)	1,346,383
369,642(a)	Oaktown Re III, Ltd., Series 2019-1A, Class M1B, 6.567% (1 Month USD LIBOR + 195 bps), 7/25/29 (144A)	369,791
451,802(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 9.867% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	461,069
450,000(d)	Oceanview Mortgage Loan Trust, Series 2020-1, Class A3, 3.285%, 5/28/50 (144A)	356,573
The accompanying notes are an integral part of these financial statements.
36Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
2,250,000(a)	PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A, 7.267% (1 Month USD LIBOR + 265 bps), 8/25/25 (144A)	$ 2,207,533
1,391,992(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 6.567% (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	1,391,475
1,000,000(a)	Radnor Re, Ltd., Series 2021-1, Class M1B, 6.184% (SOFR30A + 170 bps), 12/27/33 (144A)	999,532
630,000(a)	Radnor Re, Ltd., Series 2021-1, Class M2, 7.634% (SOFR30A + 315 bps), 12/27/33 (144A)	608,010
1,900,000(a)	Radnor Re, Ltd., Series 2021-2, Class M1B, 8.184% (SOFR30A + 370 bps), 11/25/31 (144A)	1,916,934
237,328(a)	RESI Finance LP, Series 2003-CB1, Class B3, 6.025% (1 Month USD LIBOR + 145 bps), 6/10/35 (144A)	189,631
1,000,000(d)	RMF Buyout Issuance Trust, Series 2021-HB1, Class M3, 3.69%, 11/25/31 (144A)	742,690
500,000(d)	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5, 4.50%, 4/25/32 (144A)	55,625
731,659(d)	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75%, 10/25/63 (144A)	596,388
77,737(d)	Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class A1, 2.521%, 1/28/50 (144A)	76,945
63,349(a)	STACR Trust, Series 2018-HRP1, Class M2, 6.267% (1 Month USD LIBOR + 165 bps), 4/25/43 (144A)	63,350
1,884,473(a)	STACR Trust, Series 2018-HRP2, Class M3, 7.017% (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	1,889,296
768,159(a)	Triangle Re, Ltd., Series 2021-1, Class M2, 8.517% (1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	774,044
1,267,192(a)	Triangle Re, Ltd., Series 2021-2, Class M1B, 7.217% (1 Month USD LIBOR + 260 bps), 10/25/33 (144A)	1,269,785
1,150,000(a)	Triangle Re, Ltd., Series 2021-3, Class M1B, 7.384% (SOFR30A + 290 bps), 2/25/34 (144A)	1,126,536
2,000,000(d)	Visio Trust, Series 2019-2, Class M1, 3.26%, 11/25/54 (144A)	1,648,952
184,817(d)	Vista Point Securitization Trust, Series 2020-2, Class A3, 2.496%, 4/25/65 (144A)	162,437
	Total Collateralized Mortgage Obligations (Cost $63,580,670)	$61,068,129

	Commercial Mortgage-Backed Securities—5.4% of Net Assets
500,000(a)	AREIT Trust, Series 2022-CRE6, Class E, 7.826% (SOFR30A + 340 bps), 1/16/37 (144A)	$ 461,738
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2337

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
1,350,000(a)	BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ, Class C, 6.188% (1 Month USD LIBOR + 160 bps), 4/15/36 (144A)	$ 1,321,720
518,161(c)(e)	Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0.000%, 7/25/37 (144A)	—
120,000(a)	BFLD Trust, Series 2020-OBRK, Class A, 6.726% (1 Month Term SOFR + 216 bps), 11/15/28 (144A)	119,071
1,000,000(a)	BX Trust, Series 2019-ATL, Class B, 5.975% (1 Month USD LIBOR + 139 bps), 10/15/36 (144A)	981,160
125,582(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class A, 6.442% (1 Month USD LIBOR + 185 bps), 11/15/31 (144A)	122,427
992,505(a)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class E, 6.938% (1 Month USD LIBOR + 235 bps), 6/15/34 (144A)	912,923
2,588	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.877%, 4/15/37	2,535
1,800,000(d)	Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class D, 3.963%, 12/10/36 (144A)	1,690,084
628,580(a)	FREMF Mortgage Trust, Series 2018-KF45, Class B, 6.524% (1 Month USD LIBOR + 195 bps), 3/25/25 (144A)	610,906
500,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-70P, Class D, 6.338% (1 Month USD LIBOR + 175 bps), 10/15/36 (144A)	464,832
600,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-SMP, Class D, 6.538% (1 Month USD LIBOR + 195 bps), 8/15/32 (144A)	568,327
2,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class A, 5.688% (1 Month USD LIBOR + 110 bps), 12/15/36 (144A)	1,977,174
150,000(a)	GS Mortgage Securities Corp. Trust, Series 2021-IP, Class E, 8.138% (1 Month USD LIBOR + 355 bps), 10/15/36 (144A)	138,988
765,683(a)	HPLY Trust, Series 2019-HIT, Class C, 6.188% (1 Month USD LIBOR + 160 bps), 11/15/36 (144A)	749,819
900,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class E, 6.748% (1 Month USD LIBOR + 216 bps), 7/15/36 (144A)	850,871
350,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR, Class B, 6.938% (1 Month USD LIBOR + 235 bps), 5/15/36 (144A)	337,010
The accompanying notes are an integral part of these financial statements.
38Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
580,000(a)	Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class B, 6.442% (1 Month Term SOFR + 188 bps), 7/15/36 (144A)	$ 539,505
875,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 7.567% (1 Month USD LIBOR + 295 bps), 11/25/36 (144A)	819,176
725,000(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8, Class E, 8.742% (SOFR30A + 425 bps), 1/25/37 (144A)	700,535
893,389(d)	Silver Hill Trust, Series 2019-1, Class A1, 3.102%, 11/25/49 (144A)	840,710
405,040(a)	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class C, 6.222% (1 Month USD LIBOR + 165 bps), 11/11/34 (144A)	397,220
722,104(d)	Velocity Commercial Capital Loan Trust, Series 2020-1, Class AFX, 2.61%, 2/25/50 (144A)	641,024
655,878(d)	Velocity Commercial Capital Loan Trust, Series 2023-1, Class A, 6.47%, 1/25/53 (144A)	648,343
1,400,000(a)	Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class C, 5.913% (1 Month USD LIBOR + 133 bps), 12/15/34 (144A)	1,302,874
1,293,260(a)	XCALI Mortgage Trust, Series 2019-1, Class A, 8.316% (1 Month USD LIBOR + 375 bps), 11/6/21 (144A)	1,284,035
1,478,271(a)	XCALI Mortgage Trust, Series 2020-1, Class A, 6.966% (1 Month USD LIBOR + 240 bps), 2/6/23 (144A)	1,465,140
1,256,514(a)	XCALI Mortgage Trust, Series 2020-2, Class A, 6.566% (1 Month USD LIBOR + 200 bps), 2/7/23 (144A)	1,252,994
500,000(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 7.931% (1 Month Term SOFR + 337 bps), 10/15/23 (144A)	497,589
	Total Commercial Mortgage-Backed Securities (Cost $22,096,080)	$21,698,730

	Corporate Bonds — 36.9% of Net Assets
	Airlines — 0.3%
1,179,305	United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 1/15/26	$ 1,143,101
	Total Airlines	$1,143,101

	Auto Manufacturers — 1.2%
1,600,000	Daimler Truck Finance North America LLC, 5.15%, 1/16/26 (144A)	$ 1,582,143
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2339

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Auto Manufacturers — (continued)
1,550,000	General Motors Financial Co., Inc., 5.25%, 3/1/26	$ 1,532,781
1,600,000	Mercedes-Benz Finance North America LLC, 5.375%, 11/26/25 (144A)	1,606,420
	Total Auto Manufacturers	$4,721,344

	Banks — 21.9%
1,622,000(d)	AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)	$ 1,584,540
1,613,000	Australia & New Zealand Banking Group, Ltd., 4.40%, 5/19/26 (144A)	1,545,417
2,056,000(d)	Bank of America Corp., 3.366% (3 Month USD LIBOR + 81 bps), 1/23/26	1,968,053
1,639,000(d)	Bank of America Corp., 5.08% (SOFR + 129 bps), 1/20/27	1,621,874
1,500,000(d)	Bank of New York Mellon Corp., 4.414% (SOFR + 135 bps), 7/24/26	1,471,347
2,000,000	Bank of Nova Scotia, 4.75%, 2/2/26	1,968,216
1,600,000	Banque Federative du Credit Mutuel S.A., 4.935%, 1/26/26 (144A)	1,577,534
1,670,000	Barclays Plc, 4.375%, 1/12/26	1,614,028
2,625,000(d)	Barclays Plc, 5.304% (5 Year CMT Index + 230 bps), 8/9/26	2,586,003
1,585,000(d)	BNP Paribas S.A., 2.591% (SOFR + 123 bps), 1/20/28 (144A)	1,407,058
1,600,000(d)	BPCE S.A., 5.975% (SOFR + 210 bps), 1/18/27 (144A)	1,598,064
2,041,000(d)	Citigroup, Inc., 3.29% (SOFR + 153 bps), 3/17/26	1,946,862
2,070,000(d)	Citigroup, Inc., 5.61% (SOFR + 155 bps), 9/29/26	2,070,014
650,000(d)(f)	Citigroup, Inc., 4.70% (SOFR + 323 bps)	593,125
1,600,000(d)	Cooperatieve Rabobank UA, 4.655% (5 Year CMT Index + 175 bps), 8/22/28 (144A)	1,544,759
2,000,000(d)	DNB Bank ASA, 5.896% (SOFR + 195 bps), 10/9/26 (144A)	1,996,088
1,580,000(d)	Fifth Third Bank NA, 5.852% (SOFR + 123 bps), 10/27/25	1,588,449
1,110,000(d)	Goldman Sachs Group, Inc., 1.948% (SOFR + 91 bps), 10/21/27	972,300
1,900,000	Goldman Sachs Group, Inc., 3.75%, 2/25/26	1,815,847
2,006,000(d)	Goldman Sachs Group, Inc., 4.387% (SOFR + 151 bps), 6/15/27	1,935,657
1,450,000	HSBC Holdings Plc, 4.375%, 11/23/26	1,391,951
3,020,000(d)	HSBC Holdings Plc, 5.21% (SOFR + 261 bps), 8/11/28	2,953,080
1,710,000(d)	Huntington National Bank, 4.008% (SOFR + 120 bps), 5/16/25	1,677,061
The accompanying notes are an integral part of these financial statements.
40Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Banks — (continued)
2,400,000(d)	Huntington National Bank, 5.699% (SOFR + 122 bps), 11/18/25	$ 2,403,287
1,510,000(d)(f)	JPMorgan Chase & Co., 4.60% (SOFR + 313 bps)	1,400,751
500,000	KeyBank NA/Cleveland OH, 4.70%, 1/26/26	492,753
1,445,000	Lloyds Banking Group Plc, 4.45%, 5/8/25	1,408,891
1,805,000(d)	Lloyds Banking Group Plc, 4.716% (5 Year CMT Index + 175 bps), 8/11/26	1,759,792
1,655,000(d)	Mitsubishi UFJ Financial Group, Inc., 5.063% (1 Year CMT Index + 155 bps), 9/12/25	1,639,389
2,066,000	Mizuho Financial Group, Inc., 3.477%, 4/12/26 (144A)	1,941,085
955,000	Mizuho Financial Group, Inc., 4.353%, 10/20/25 (144A)	918,737
2,922,000(d)	Morgan Stanley, 3.62% (SOFR + 116 bps), 4/17/25	2,854,384
1,609,000(d)	NatWest Group Plc, 4.519% (3 Month USD LIBOR + 155 bps), 6/25/24	1,600,320
1,140,000(d)	NatWest Group Plc, 5.847% (1 Year CMT Index + 135 bps), 3/2/27	1,140,579
1,610,000(d)	PNC Financial Services Group, Inc., 4.758% (SOFR + 109 bps), 1/26/27	1,585,863
1,580,000(d)	PNC Financial Services Group, Inc., 5.671% (SOFR + 109 bps), 10/28/25	1,585,969
1,610,000(d)	Santander Holdings USA, Inc., 2.49% (SOFR + 125 bps), 1/6/28	1,402,281
1,420,000(d)	Santander Holdings USA, Inc., 4.26% (SOFR + 138 bps), 6/9/25	1,379,747
1,600,000(d)	Santander UK Group Holdings Plc, 6.833% (SOFR + 275 bps), 11/21/26	1,627,330
1,600,000(d)	Societe Generale S.A., 6.447% (1 Year CMT Index + 230 bps), 1/12/27 (144A)	1,614,406
4,100,000(d)	Standard Chartered Plc, 3.971% (1 Year CMT Index + 165 bps), 3/30/26 (144A)	3,946,185
1,560,000(d)	State Street Corp., 5.751% (SOFR + 135 bps), 11/4/26	1,581,609
2,200,000	Sumitomo Mitsui Financial Group, Inc., 5.464%, 1/13/26	2,195,170
600,000	Sumitomo Mitsui Trust Bank, Ltd., 4.80%, 9/15/25 (144A)	588,877
2,415,000(d)	Truist Financial Corp., 4.26% (SOFR + 145 bps), 7/28/26	2,354,137
1,590,000(d)	Truist Financial Corp., 5.90% (SOFR + 163 bps), 10/28/26	1,614,214
1,320,000(d)	UBS Group AG, 4.488% (1 Year CMT Index + 155 bps), 5/12/26 (144A)	1,286,895
2,000,000(d)	UBS Group AG, 5.711% (1 Year CMT Index + 155 bps), 1/12/27 (144A)	1,995,807
1,170,000(d)	UniCredit S.p.A., 2.569% (1 Year CMT Index + 230 bps), 9/22/26 (144A)	1,055,398
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2341

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
3,895,000	Wells Fargo & Co., 3.55%, 9/29/25	$ 3,727,880
1,440,000(d)	Wells Fargo & Co., 4.54% (SOFR + 156 bps), 8/15/26	1,405,120
	Total Banks	$87,934,183

	Chemicals — 0.4%
1,700,000	Westlake Corp., 3.60%, 8/15/26	$ 1,599,567
	Total Chemicals	$1,599,567

	Diversified Financial Services — 3.6%
1,637,000	Ally Financial, Inc., 4.75%, 6/9/27	$ 1,559,727
1,600,000	Avolon Holdings Funding, Ltd., 4.25%, 4/15/26 (144A)	1,484,793
1,495,000(d)	Capital One Financial Corp., 4.166% (SOFR + 137 bps), 5/9/25	1,461,493
1,410,000(d)	Capital One Financial Corp., 4.985% (SOFR + 216 bps), 7/24/26	1,387,172
850,000(d)(f)	Charles Schwab Corp., 4.00% (5 Year CMT Index + 317 bps)	773,426
688,000(d)(f)	Charles Schwab Corp., 5.375% (5 Year CMT Index + 497 bps)	677,680
1,585,000	Discover Financial Services, 4.50%, 1/30/26	1,534,363
1,000,000	Nomura Holdings, Inc., 1.653%, 7/14/26	873,444
1,200,000	Nomura Holdings, Inc., 5.099%, 7/3/25	1,189,929
1,015,000	Nomura Holdings, Inc., 5.709%, 1/9/26	1,012,748
2,430,000	Nuveen Finance LLC, 4.125%, 11/1/24 (144A)	2,368,491
	Total Diversified Financial Services	$14,323,266

	Electric — 1.6%
500,000	Enel Finance International NV, 4.25%, 6/15/25 (144A)	$ 484,740
1,129,000	Enel Finance International NV, 6.80%, 10/14/25 (144A)	1,157,499
515,000	NextEra Energy Capital Holdings, Inc., 6.051%, 3/1/25	518,136
930,000	NRG Energy, Inc., 3.75%, 6/15/24 (144A)	900,784
2,270,000	Vistra Operations Co. LLC, 3.55%, 7/15/24 (144A)	2,179,502
1,270,000	Vistra Operations Co. LLC, 5.125%, 5/13/25 (144A)	1,233,818
	Total Electric	$6,474,479

	Electronics — 0.2%
1,000,000	Flex, Ltd., 3.75%, 2/1/26	$ 950,506
	Total Electronics	$950,506

	Gas — 0.5%
2,051,000	Brooklyn Union Gas Co., 3.407%, 3/10/26 (144A)	$ 1,903,793
	Total Gas	$1,903,793

The accompanying notes are an integral part of these financial statements.
42Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Hand & Machine Tools — 0.4%
1,620,000	Regal Rexnord Corp., 6.05%, 2/15/26 (144A)	$ 1,607,011
	Total Hand & Machine Tools	$1,607,011

	Insurance — 1.2%
1(f)	Ambac Assurance Corp., 5.10% (144A)	$ 1
1,445,000	Athene Global Funding, 2.75%, 6/25/24 (144A)	1,376,404
1,723,000	Athene Global Funding, 2.95%, 11/12/26 (144A)	1,543,144
2,045,000	CNO Financial Group, Inc., 5.25%, 5/30/25	2,016,448
	Total Insurance	$4,935,997

	Internet — 0.4%
1,600,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	$ 1,613,019
	Total Internet	$1,613,019

	Office & Business Equipment — 0.4%
1,750,000	CDW LLC/CDW Finance Corp., 2.67%, 12/1/26	$ 1,554,169
	Total Office & Business Equipment	$1,554,169

	Oil & Gas — 0.2%
800,000	Phillips 66 Co., 2.45%, 12/15/24 (144A)	$ 754,772
	Total Oil & Gas	$754,772

	Pipelines — 1.9%
2,000,000	Energy Transfer LP, 4.75%, 1/15/26	$ 1,956,997
1,145,000	Midwest Connector Capital Co. LLC, 3.90%, 4/1/24 (144A)	1,116,307
1,672,000	ONEOK, Inc., 5.85%, 1/15/26	1,684,704
1,390,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,389,510
1,400,000	Williams Cos, Inc., 4.30%, 3/4/24	1,382,268
	Total Pipelines	$7,529,786

	REITs — 0.7%
1,500,000	Essex Portfolio LP, 3.875%, 5/1/24	$ 1,466,438
1,700,000	Healthcare Realty Holdings LP, 3.50%, 8/1/26	1,580,302
	Total REITs	$3,046,740

	Semiconductors — 0.9%
1,596,000	Microchip Technology, Inc., 4.25%, 9/1/25	$ 1,545,518
2,000,000	SK Hynix, Inc., 6.25%, 1/17/26 (144A)	2,007,940
	Total Semiconductors	$3,553,458

	Telecommunications — 0.2%
1,030,000	T-Mobile USA, Inc., 3.50%, 4/15/25	$ 986,598
	Total Telecommunications	$986,598

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2343

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Trucking & Leasing — 0.9%
3,931,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25 (144A)	$ 3,760,996
	Total Trucking & Leasing	$3,760,996

	Total Corporate Bonds (Cost $154,102,194)	$148,392,785

	Insurance-Linked Securities — 2.2% of Net Assets#
	Event Linked Bonds — 1.6%
	Earthquakes – California — 0.1%
250,000(a)	Ursa Re II, 8.707%, (3 Month U.S. Treasury Bill + 394 bps), 12/7/23 (144A)	$ 244,650
	Earthquakes – Mexico — 0.1%
250,000(a)	International Bank for Reconstruction & Development, 8.153%, (3 Month USD LIBOR + 350 bps), 3/13/24 (144A)	$ 249,250
	Earthquakes - U.S. & Canada — 0.1%
250,000(a)	Acorn Re, 7.246%, (3 Month U.S. Treasury Bill + 250 bps), 11/7/24 (144A)	$ 235,100
	Inland Flood – U.S. — 0.0%†
250,000(a)	FloodSmart Re, 15.996%, (3 Month U.S. Treasury Bill + 1,125 bps), 2/25/25 (144A)	$ 232,500
	Multiperil – Florida — 0.1%
250,000(a)	Sanders Re II, 10.557%, (3 Month U.S. Treasury Bill + 579 bps), 6/7/23 (144A)	$ 246,250
	Multiperil – U.S. — 0.5%
25,000(a)	Caelus Re V, 4.867%, (1 Month U.S. Treasury Bill + 10 bps), 6/5/24 (144A)	$ 20,000
250,000(a)	Caelus Re V, 5.246%, (3 Month U.S. Treasury Bill + 50 bps), 6/9/25 (144A)	175,000
250,000(a)	Easton Re Pte, 9.304%, (3 Month U.S. Treasury Bill + 453 bps), 1/8/24 (144A)	235,050
250,000(a)	Four Lakes Re, 12.069%, (3 Month U.S. Treasury Bill + 730 bps), 1/5/24 (144A)	227,950
250,000(a)	Matterhorn Re, 9.718%, (SOFR + 525 bps), 3/24/25 (144A)	217,450
250,000(a)	Matterhorn Re, 12.216%, (SOFR + 775 bps), 3/24/25 (144A)	215,025
250,000(a)	Residential Re, 10.949%, (3 Month U.S. Treasury Bill + 618 bps), 12/6/24 (144A)	238,600
250,000(a)	Residential Reinsurance 2021, 9.929%, (3 Month U.S. Treasury Bill + 518 bps), 12/6/25 (144A)	223,025
The accompanying notes are an integral part of these financial statements.
44Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Multiperil – U.S. — (continued)
250,000(a)	Sanders Re II, 7.839%, (3 Month U.S. Treasury Bill + 309 bps), 4/7/25 (144A)	$ 235,225
250,000(a)	Sanders Re III, 8.245%, (3 Month U.S. Treasury Bill + 350 bps), 4/7/26 (144A)	232,750
		$ 2,020,075

	Multiperil – U.S. & Canada — 0.2%
250,000(a)	Hypatia, 12.078%, (3 Month U.S. Treasury Bill + 733 bps), 6/7/23 (144A)	$ 244,075
250,000(a)	Hypatia, 15.028%, (3 Month U.S. Treasury Bill + 1,028 bps), 6/7/23 (144A)	242,100
250,000(a)	Mystic Re IV, 10.897%, (3 Month U.S. Treasury Bill + 613 bps), 1/8/25 (144A)	226,850
		$ 713,025

	Multiperil – U.S. Regional — 0.1%
250,000(a)	Long Point Re IV, 8.999%, (3 Month USD LIBOR + 425 bps), 6/1/26 (144A)	$ 243,750
250,000(a)	Matterhorn Re, 9.745%, (3 Month U.S. Treasury Bill + 500 bps), 1/8/24 (144A)	210,000
		$ 453,750

	Multiperil – Worldwide — 0.1%
250,000(a)	Northshore Re II, 10.499%, (3 Month U.S. Treasury Bill + 575 bps), 1/8/24 (144A)	$ 237,975
	Pandemic – U.S — 0.1%
250,000(a)	Vitality Re XI, 6.245%, (3 Month U.S. Treasury Bill + 150 bps), 1/9/24 (144A)	$ 243,800
250,000(a)	Vitality Re XI, 6.545%, (3 Month U.S. Treasury Bill + 180 bps), 1/9/24 (144A)	242,550
		$ 486,350

	Windstorm – Florida — 0.0%†
250,000(a)	Integrity Re, 11.769%, (3 Month U.S. Treasury Bill + 700 bps), 6/6/25 (144A)	$ 225,000
	Windstorm - Jamaica — 0.1%
250,000(a)	International Bank for Reconstruction & Development, 8.958%, (SOFRINDX + 440 bps), 12/29/23 (144A)	$ 243,850
	Windstorm - North Carolina — 0.0%†
250,000(a)	Cape Lookout Re, 9.746%, (3 Month U.S. Treasury Bill + 500 bps), 3/28/25 (144A)	$ 233,575
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2345

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
Windstorm – U.S. — 0.0%†
250,000(a)	Bonanza Re, 9.616%, (3 Month U.S. Treasury Bill + 487 bps), 12/23/24 (144A)	$ 218,750
Windstorm – U.S. Regional — 0.1%
250,000(a)	Citrus Re, 9.846%, (3 Month U.S. Treasury Bill + 510 bps), 6/7/25 (144A)	$ 236,450
	Total Event Linked Bonds	$ 6,276,550

Face Amount USD ($)
	Collateralized Reinsurance — 0.3%
	Earthquakes – California — 0.1%
250,000(g) +	Adare Re 2022-2, 9/30/28	$ 256,160
	Multiperil – Massachusetts — 0.0%†
250,000(g)(h) +	Denning Re 2022, 6/30/28	$ 248,781
	Multiperil – U.S. — 0.1%
250,000(g)(h) +	Ballybunion Re 2022-3, 6/30/28	$ 256,389
	Multiperil – Worldwide — 0.0%†
250,000(g)(h) +	Cypress Re 2017, 1/31/24	$ 25
250,000(g)(h) +	Gamboge Re 2022, 3/31/28	247,976
250,000(g)(h) +	Limestone Re 2020-1, 3/1/24 (144A)	3,675
250,000(g)(h) +	Resilience Re, 5/1/23	—
		$ 251,676

	Windstorm – Florida — 0.1%
250,000(g)(h) +	Isosceles Re 2022, 5/31/28	$ 249,700
250,000(g)(h) +	Portrush Re 2017, 6/15/23	53,175
		$ 302,875

	Windstorm - North Carolina — 0.0%†
250,000(g) +	Isosceles Re 2022-A, 4/30/28	$ 375
	Total Collateralized Reinsurance	$1,316,256

	Reinsurance Sidecars — 0.3%
	Multiperil – U.S. — 0.0%†
250,000(h)(i) +	Harambee Re 2018, 12/31/24	$ —
250,000(h)(i) +	Harambee Re 2019, 12/31/24	250
250,000(h)(i) +	Harambee Re 2020, 12/31/23	3,525
		$ 3,775

The accompanying notes are an integral part of these financial statements.
46Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Face Amount USD ($)		Value
	Multiperil – Worldwide — 0.3%
3,037(i) +	Alturas Re 2019-2, 3/10/23	$ 1,414
29,558(i) +	Alturas Re 2020-2, 3/10/23	3,828
216,442(h)(i) +	Alturas Re 2021-2, 12/31/24	—
172,737(h)(i) +	Alturas Re 2022-2, 12/31/27	65,588
601,682(g)(h) +	Berwick Re 2018-1, 12/31/24	46,510
429,864(g)(h) +	Berwick Re 2019-1, 12/31/24	68,563
2,500(g) +	Eden Re II, 3/22/23 (144A)	2,140
264,623(g) +	Gullane Re 2018, 12/31/24	12,497
250,000(h)(i) +	Lion Rock Re 2020, 1/31/24	—
128,615(h)(i) +	Lorenz Re 2019, 6/30/23	4,964
500,000(g)(h) +	Merion Re 2021-2, 12/31/24	98,250
363,953(g)(h) +	Merion Re 2022-2, 12/31/27	345,068
183,828(g)(h) +	Pangaea Re 2019-3, 7/1/23	6,612
330,907(g) +	Pangaea Re 2022-1, 12/31/27	10,994
400,000(g)(h) +	Pangaea Re 2022-3, 5/31/28	414,000
250,000(g)(h) +	RosaPenna Re 2022, 6/30/28	262,500
10,000(g) +	Sector Re V, 12/1/24 (144A)	16,768
5,000(a)(g)(h) +	Sector Re V, 12/1/26 (144A)	23,380
257,836(g) +	Sussex Re 2020-1, 12/31/24	26
250,000(i) +	Thopas Re 2019, 12/31/24	425
500,000(i) +	Thopas Re 2020, 12/31/23	50
250,000(i) +	Thopas Re 2021, 12/31/24	4,025
250,000(i) +	Thopas Re 2022, 12/31/27	4,150
250,000(g)(h) +	Versutus Re 2018, 12/31/24	400
220,637(g)(h) +	Versutus Re 2019-A, 12/31/24	—
29,363(g)(h) +	Versutus Re 2019-B, 12/31/24	—
500,000(h)(i) +	Viribus Re 2020, 12/31/23	22,000
250,000(i) +	Viribus Re 2022, 12/31/27	—
		$ 1,414,152

	Total Reinsurance Sidecars	$1,417,927

	Total Insurance-Linked Securities (Cost $9,682,243)	$9,010,733

Principal Amount USD ($)
U.S. Government and Agency Obligations — 3.5% of Net Assets
870(a)	Federal Home Loan Mortgage Corp., 3.837%, (6 Month USD LIBOR + 233 bps), 4/1/25	$ 854
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2347

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
3,260(a)	Federal Home Loan Mortgage Corp., 4.158%, (12 mo. USD LIBOR + 191 bps), 8/1/31	$ 3,214
1,431(a)	Federal Home Loan Mortgage Corp., 4.375%, (1 Year CMT Index + 225 bps), 11/1/31	1,445
397(a)	Federal Home Loan Mortgage Corp., 4.410%, (1 Year CMT Index + 236 bps), 1/1/28	391
9,391	Federal Home Loan Mortgage Corp., 5.000%, 12/1/39	9,474
25,734(a)	Federal Home Loan Mortgage Corp. REMICs, 5.138%, (1 Month USD LIBOR + 55 bps), 4/15/27	25,750
101,529(a)	Federal Home Loan Mortgage Corp. REMICs, 5.088%, (1 Month USD LIBOR + 50 bps), 7/15/31	101,662
28,128(a)	Federal Home Loan Mortgage Corp. REMICs, 5.088%, (1 Month USD LIBOR + 50 bps), 4/15/28	28,121
42,280(a)	Federal Home Loan Mortgage Corp. REMICs, 5.588%, (1 Month USD LIBOR + 100 bps), 2/15/32	43,016
67,165(a)	Federal Home Loan Mortgage Corp. REMICs, 5.158%, (1 Month USD LIBOR + 57 bps), 3/15/32	67,179
11,951(a)	Federal Home Loan Mortgage Corp. REMICs, 4.908%, (1 Month USD LIBOR + 32 bps), 11/15/36	11,813
76,178(a)	Federal Home Loan Mortgage Corp. REMICs, 4.963%, (1 Month USD LIBOR + 38 bps), 11/15/37	75,520
46,089(a)	Federal Home Loan Mortgage Corp. REMICs, 5.088%, (1 Month USD LIBOR + 50 bps), 2/15/41	45,873
61,271(a)	Federal Home Loan Mortgage Corp. REMICs, 5.008%, (1 Month USD LIBOR + 42 bps), 4/15/41	60,749
24,971(a)	Federal Home Loan Mortgage Corp. REMICs, 5.138%, (1 Month USD LIBOR + 55 bps), 2/15/42	24,892
60,807	Federal Home Loan Mortgage Corp. REMICs, 3.000%, 12/15/25	59,312
1,433(a)	Federal National Mortgage Association, 2.838%, (1 Year CMT Index + 246 bps), 4/1/28	1,407
87,378	Federal National Mortgage Association, 3.000%, 3/1/47	79,043
9,949(a)	Federal National Mortgage Association, 3.746%, (12 mo. USD LIBOR + 174 bps), 7/1/36	10,028
10,942(a)	Federal National Mortgage Association, 4.100%, (ECOFC + 193 bps), 12/1/36	10,868
17(a)	Federal National Mortgage Association, 4.245%, (1 Year CMT Index + 212 bps), 11/1/25	17
10,101(a)	Federal National Mortgage Association, 4.320%, (1 Year CMT Index + 232 bps), 12/1/28	9,964
1,800,000	Federal National Mortgage Association, 4.500%, 3/1/53 (TBA)	1,734,188
The accompanying notes are an integral part of these financial statements.
48Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
7,860	Federal National Mortgage Association, 5.500%, 12/1/35	$ 7,993
48,963	Federal National Mortgage Association, 5.500%, 8/1/37	49,993
500,000	Federal National Mortgage Association, 5.500%, 3/1/53 (TBA)	499,141
10,442	Federal National Mortgage Association, 6.000%, 2/1/34	10,582
5,299	Federal National Mortgage Association, 6.000%, 4/1/38	5,490
2,900,000	Federal National Mortgage Association, 6.000%, 3/1/53 (TBA)	2,933,517
49,231	Federal National Mortgage Association, 6.500%, 4/1/29	49,589
1,230	Federal National Mortgage Association, 6.500%, 7/1/32	1,262
8,660	Federal National Mortgage Association, 7.000%, 1/1/36	8,917
15,555	Federal National Mortgage Association REMICs, 6.000%, 6/25/29	15,693
59,620(a)	Federal National Mortgage Association REMICs, 4.998%, (1 Month USD LIBOR + 40 bps), 12/18/32	59,490
46,673(a)	Federal National Mortgage Association REMICs, 4.917%, (1 Month USD LIBOR + 30 bps), 11/25/27	46,532
19,125(a)	Federal National Mortgage Association REMICs, 5.017%, (1 Month USD LIBOR + 40 bps), 3/25/34	19,125
24,972(a)	Federal National Mortgage Association REMICs, 4.967%, (1 Month USD LIBOR + 35 bps), 9/25/36	24,801
15,098(a)	Federal National Mortgage Association REMICs, 4.977%, (1 Month USD LIBOR + 36 bps), 3/25/37	14,855
56,048(a)	Federal National Mortgage Association REMICs, 4.867%, (1 Month USD LIBOR + 25 bps), 6/25/37	55,144
50,142(a)	Federal National Mortgage Association REMICs, 5.187%, (1 Month USD LIBOR + 57 bps), 9/25/37	50,148
55,476(a)	Federal National Mortgage Association REMICs, 5.197%, (1 Month USD LIBOR + 58 bps), 9/25/37	55,527
49,272(a)	Federal National Mortgage Association REMICs, 4.967%, (1 Month USD LIBOR + 35 bps), 3/25/37	48,679
39,687(a)	Federal National Mortgage Association REMICs, 5.517%, (1 Month USD LIBOR + 90 bps), 7/25/38	40,271
2,832	Federal National Mortgage Association REMICs, 3.000%, 4/25/40	2,764
34,835(a)	Government National Mortgage Association, 5.098%, (1 Month USD LIBOR + 50 bps), 2/20/38	34,869
54,753(a)	Government National Mortgage Association, 2.689%, (1 Month USD LIBOR + 30 bps), 8/20/40	52,839
15,263	Government National Mortgage Association I, 6.000%, 12/15/31	15,486
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2349

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
33,817	Government National Mortgage Association I, 6.000%, 11/15/36	$ 35,376
5,511	Government National Mortgage Association I, 6.500%, 5/15/31	5,720
5,280	Government National Mortgage Association I, 6.500%, 7/15/35	5,414
8,445	Government National Mortgage Association I, 6.500%, 10/15/37	8,684
9,172	Government National Mortgage Association I, 7.500%, 10/15/36	9,197
8,000,000	U.S. Treasury Notes, 2.750%, 4/30/27	7,529,688
	Total U.S. Government and Agency Obligations (Cost $14,626,311)	$14,101,566

	SHORT TERM INVESTMENTS — 10.6% of Net Assets
	Commercial Paper — 10.6% of Net Assets
2,100,000	Amphenol Corp., 3/1/23	$ 2,099,731
2,100,000	AutoZone, Inc., 3/1/23	2,099,729
2,100,000	Centerpoint Energy, Inc., 3/9/23	2,097,493
2,100,000	Consolidated Edison Company of New York, Inc., 3/1/23	2,099,722
1,100,000	Dollar General Corp., 3/1/23	1,099,855
1,000,000	Dollar General Corp., 3/10/23	998,672
1,000,000	Duke Energy Corp., 3/3/23	999,609
1,100,000	Duke Energy Corp., 3/6/23	1,099,132
2,100,000	Enbridge (U.S.) Inc., 3/8/23	2,097,686
1,500,000	Energy Transfer LP, 3/1/23	1,499,789
700,000	Erp Operating LP, 3/2/23	699,815
700,000	Erp Operating LP, 3/3/23	699,722
2,100,000	Eversource Energy, 3/2/23	2,099,462
1,500,000	FMC Corp., 3/1/23	1,499,789
1,000,000	Healthpeak Properties, Inc., 3/10/23	998,664
2,100,000	Hyundai Capital America, 3/1/23	2,099,724
1,000,000	Mohawk Industries, Inc., 3/1/23	999,868
1,000,000	Mohawk Industries, Inc., 3/3/23	999,603
2,100,000	Mondelez Int., 3/8/23	2,097,776
1,500,000	Prudential Funding LLC, 3/1/23	1,499,812
1,600,000	Raytheon Technologies Corp., 3/6/23	1,598,728
2,100,000	Realty Income Corp., 3/1/23	2,099,722
2,100,000	Sherwin-Williams Co., 3/1/23	2,099,731
The accompanying notes are an integral part of these financial statements.
50Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Commercial Paper — (continued)
2,100,000	Sonoco Products Co., 3/1/23	$ 2,099,722
2,100,000	Stanley Black & Decker, 3/1/23	2,099,735
1,000,000	VW Credit, Inc., 3/14/23	998,137
1,500,000	Wisconsin Energy Corp., 3/7/23	1,498,679
	Total Commercial Paper (Cost $42,385,675)	$42,380,107

	TOTAL SHORT TERM INVESTMENTS (Cost $42,385,675)	$42,380,107

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.7% (Cost $419,079,404)	$ 404,370,613
	OTHER ASSETS AND LIABILITIES — (0.7)%	$ (2,795,677)
	net assets — 100.0%	$401,574,936

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
STRIPS	Separate Trading of Registered Interest and Principal of Securities
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2023, the value of these securities amounted to $237,495,074, or 59.1% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at February 28, 2023.
(b)	Security is in default.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at February 28, 2023.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 28, 2023.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Security is perpetual in nature and has no stated maturity date.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2351

Schedule of Investments  |  2/28/23
(unaudited) (continued)
(g)	Issued as participation notes.
(h)	Non-income producing security.
(i)	Issued as preference shares.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at February 28, 2023.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Acorn Re	10/25/2021	$250,000	$ 235,100
Adare Re 2022-2	10/20/2022	250,000	256,160
Alturas Re 2019-2	12/19/2018	3,037	1,414
Alturas Re 2020-2	1/1/2020	29,558	3,828
Alturas Re 2021-2	2/16/2021	11,311	—
Alturas Re 2022-2	1/18/2022	81,610	65,588
Ballybunion Re 2022-3	8/5/2022	250,000	256,389
Berwick Re 2018-1	1/10/2018	87,886	46,510
Berwick Re 2019-1	12/31/2018	51,365	68,563
Bonanza Re	12/15/2020	250,000	218,750
Caelus Re V	4/27/2017	25,000	20,000
Caelus Re V	5/4/2018	250,000	175,000
Cape Lookout Re	3/16/2022	250,000	233,575
Citrus Re	4/11/2022	250,000	236,450
Cypress Re 2017	1/24/2017	840	25
Denning Re 2022	7/11/2022	244,207	248,781
Easton Re Pte	12/15/2020	250,000	235,050
Eden Re II	1/22/2019	293	2,140
FloodSmart Re	2/14/2022	250,000	232,500
Four Lakes Re	11/5/2020	250,000	227,950
Gamboge Re 2022	4/11/2022	224,824	247,976
Gullane Re 2018	3/26/2018	—	12,497
Harambee Re 2018	12/19/2017	5,311	—
Harambee Re 2019	12/20/2018	—	250
Harambee Re 2020	2/27/2020	—	3,525
Hypatia	7/10/2020	250,000	244,075
Hypatia	7/10/2020	250,000	242,100
Integrity Re	5/9/2022	250,000	225,000
International Bank for Reconstruction & Development	2/28/2020	250,000	249,250
The accompanying notes are an integral part of these financial statements.
52Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Restricted Securities	Acquisition date	Cost	Value
International Bank for Reconstruction & Development	7/19/2021	$250,000	$ 243,850
Isosceles Re 2022	8/11/2022	233,911	249,700
Isosceles Re 2022-A	7/6/2022	—	375
Limestone Re 2020-1	12/27/2019	1,250	3,675
Lion Rock Re 2020	12/30/2019	—	—
Long Point Re IV	5/13/2022	250,000	243,750
Lorenz Re 2019	7/10/2019	28,206	4,964
Matterhorn Re	1/29/2020	250,000	210,000
Matterhorn Re	3/10/2022	250,000	217,450
Matterhorn Re	3/10/2022	250,000	215,025
Merion Re 2021-2	12/28/2020	136,047	98,250
Merion Re 2022-2	3/1/2022	363,953	345,068
Mystic Re IV	6/9/2021	250,000	226,850
Northshore Re II	12/2/2020	250,000	237,975
Pangaea Re 2019-3	7/25/2019	5,515	6,612
Pangaea Re 2022-1	1/11/2022	—	10,994
Pangaea Re 2022-3	6/15/2022	400,000	414,000
Portrush Re 2017	6/12/2017	191,746	53,175
Residential Re	10/30/2020	250,000	238,600
Residential Reinsurance 2021	10/28/2021	250,000	223,025
Resilience Re	2/8/2017	124	—
RosaPenna Re 2022	8/26/2022	250,000	262,500
Sanders Re II	5/20/2020	250,000	246,250
Sanders Re II	11/23/2021	250,000	235,225
Sanders Re III	3/22/2022	250,000	232,750
Sector Re V	1/1/2020	289	16,768
Sector Re V	12/6/2021	5,000	23,380
Sussex Re 2020-1	1/21/2020	—	26
Thopas Re 2019	12/21/2018	—	425
Thopas Re 2020	12/30/2019	—	50
Thopas Re 2021	1/22/2021	—	4,025
Thopas Re 2022	2/15/2022	—	4,150
Ursa Re II	10/8/2020	250,000	244,650
Versutus Re 2018	1/31/2018	—	400
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2020	12/30/2019	50,960	22,000
Viribus Re 2022	4/18/2022	—	—
Vitality Re XI	1/23/2020	250,000	243,800
Vitality Re XI	1/23/2020	250,000	242,550
Total Restricted Securities			$9,010,733
% of Net assets			2.2%
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2353

Schedule of Investments  |  2/28/23
(unaudited) (continued)
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
458	U.S. 2 Year Note (CBT)	6/30/23	$93,581,600	$93,306,765	$(274,835)
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
39	U.S. 10 Year Note (CBT)	6/21/23	$ (4,364,530)	$ (4,354,594)	$ 9,936
177	U.S. 5 Year Note (CBT)	6/30/23	(19,008,425)	(18,948,680)	59,745
			$(23,372,955)	$(23,303,274)	$ 69,681
TOTAL FUTURES CONTRACTS			$ 70,208,645	$ 70,003,491	$(205,154)
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding short-term investments) for the six months ended February 28, 2023 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 2,662,064	$ 3,194,942
Other Long-Term Securities	$86,413,220	$87,337,801
At February 28, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $420,797,972 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 1,529,521
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(18,162,034)
Net unrealized depreciation	$(16,632,513)
The following is a summary of the inputs used as of February 28, 2023, in valuing the Fund's investments:
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
54Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of February 28, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 7,845,551	$ —	$ 7,845,551
Asset Backed Securities	—	99,873,012	—	99,873,012
Collateralized Mortgage Obligations	—	61,068,129	—	61,068,129
Commercial Mortgage-Backed Securities	—	21,698,730	—	21,698,730
Corporate Bonds	—	148,392,785	—	148,392,785
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – California	—	—	256,160	256,160
Multiperil – Massachusetts	—	—	248,781	248,781
Multiperil – U.S.	—	—	256,389	256,389
Multiperil – Worldwide	—	—	251,676	251,676
Windstorm – Florida	—	—	302,875	302,875
Windstorm - North Carolina	—	—	375	375
Reinsurance Sidecars
Multiperil – U.S.	—	—	3,775	3,775
Multiperil – Worldwide	—	—	1,414,152	1,414,152
All Other Insurance-Linked Securities	—	6,276,550	—	6,276,550
U.S. Government and Agency Obligations	—	14,101,566	—	14,101,566
Commercial Paper	—	42,380,107	—	42,380,107
Total Investments in Securities	$ —	$ 401,636,430	$ 2,734,183	$ 404,370,613
Other Financial Instruments
Net unrealized depreciation on futures contracts	$(205,154)	$ —	$ —	$ (205,154)
Total Other Financial Instruments	$ (205,154)	$ —	$ —	$ (205,154)
During the period ended February 28, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2355

Statement of Assets and Liabilities  |  2/28/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $419,079,404)	$404,370,613
Cash	1,810,272
Futures collateral	505,013
Receivables —
Investment securities sold	2,233,167
Fund shares sold	1,523,524
Interest	2,249,268
Due from the Adviser	6,761
Other assets	46,752
Total assets	$412,745,370
LIABILITIES:
Payables —
Investment securities purchased	$ 9,130,873
Fund shares repurchased	1,543,671
Distributions	214,152
Trustees' fees	3,040
Variation margin for futures contracts	11,180
Management fees	19,147
Administrative expenses	10,615
Distribution fees	3,735
Accrued expenses	234,021
Total liabilities	$ 11,170,434
NET ASSETS:
Paid-in capital	$468,242,939
Distributable earnings (loss)	(66,668,003)
Net assets	$401,574,936
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $107,355,499/12,323,344 shares)	$ 8.71
Class C (based on $10,576,149/1,211,159 shares)	$ 8.73
Class C2 (based on $1,101,259/126,017 shares)	$ 8.74
Class K (based on $21,802,621/2,487,261 shares)	$ 8.77
Class Y (based on $260,739,408/29,881,883 shares)	$ 8.73
The accompanying notes are an integral part of these financial statements.
56Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/28/23
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $2,017)	$ 9,505,320
Dividends from unaffiliated issuers	279,544
Total Investment Income		$ 9,784,864
EXPENSES:
Management fees	$ 696,090
Administrative expenses	61,417
Transfer agent fees
Class A	127,285
Class C	2,520
Class C2	96
Class K	31
Class Y	123,426
Distribution fees
Class A	115,452
Class C	27,967
Class C2	2,780
Shareowner communications expense	14,207
Custodian fees	4,148
Registration fees	43,771
Professional fees	94,914
Printing expense	18,106
Officers' and Trustees' fees	10,502
Insurance expense	2,251
Miscellaneous	64,015
Total expenses		$ 1,408,978
Less fees waived and expenses reimbursed by the Adviser		(248,191)
Net expenses		$ 1,160,787
Net investment income		$ 8,624,077
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(3,968,480)
Futures contracts	(1,661,729)	$ (5,630,209)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ (105,203)
Futures contracts	(194,748)
Unfunded loan commitments	195	$ (299,756)
Net realized and unrealized gain (loss) on investments		$(5,929,965)
Net increase in net assets resulting from operations		$ 2,694,112
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2357

Statements of Changes in Net Assets
	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 8,624,077	$ 9,485,467
Net realized gain (loss) on investments	(5,630,209)	(6,067,405)
Change in net unrealized appreciation (depreciation) on investments	(299,756)	(18,476,616)
Net increase (decrease) in net assets resulting from operations	$ 2,694,112	$ (15,058,554)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.19 and $0.20 per share, respectively)	$ (2,566,209)	$ (2,996,912)
Class C ($0.19 and $0.18 per share, respectively)	(239,250)	(291,064)
Class C2 ($0.19 and $0.19 per share, respectively)	(23,777)	(31,441)
Class K ($0.21 and $0.24 per share, respectively)	(318,249)	(16,995)
Class Y ($0.21 and $0.23 per share, respectively)	(6,233,949)	(7,086,590)
Total distributions to shareowners	$ (9,381,434)	$ (10,423,002)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 135,847,176	$ 234,708,942
Reinvestment of distributions	7,970,217	8,585,192
Cost of shares repurchased	(144,161,955)	(249,660,751)
Net decrease in net assets resulting from Fund share transactions	$ (344,562)	$ (6,366,617)
Net decrease in net assets	$ (7,031,884)	$ (31,848,173)
NET ASSETS:
Beginning of period	$ 408,606,820	$ 440,454,993
End of period	$ 401,574,936	$ 408,606,820
The accompanying notes are an integral part of these financial statements.
58Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

	Six Months Ended 2/28/23 Shares (unaudited)	Six Months Ended 2/28/23 Amount (unaudited)	Year Ended 8/31/22 Shares	Year Ended 8/31/22 Amount
Class A
Shares sold	1,788,831	$ 15,630,800	5,320,735	$ 48,740,164
Reinvestment of distributions	283,381	2,463,455	314,531	2,860,197
Less shares repurchased	(3,759,040)	(32,727,589)	(7,041,990)	(64,243,230)
Net decrease	(1,686,828)	$ (14,633,334)	(1,406,724)	$ (12,642,869)
Class C
Shares sold	346,067	$ 3,014,959	386,995	$ 3,526,684
Reinvestment of distributions	27,374	238,562	31,976	291,064
Less shares repurchased	(522,380)	(4,562,874)	(1,066,151)	(9,756,108)
Net decrease	(148,939)	$ (1,309,353)	(647,180)	$ (5,938,360)
Class C2
Shares sold	10,005	$ 87,499	13,216	$ 123,183
Reinvestment of distributions	194	1,692	457	4,211
Less shares repurchased	(22,491)	(195,249)	(72,353)	(661,327)
Net decrease	(12,292)	$ (106,058)	(58,680)	$ (533,933)
Class K
Shares sold	2,398,051	$ 20,908,306	67,312	$ 605,485
Reinvestment of distributions	35,008	306,998	451	4,118
Less shares repurchased	(58,168)	(506,072)	(25,376)	(230,838)
Net increase	2,374,891	$ 20,709,232	42,387	$ 378,765
Class Y
Shares sold	11,018,603	$ 96,205,612	19,929,712	$ 181,713,426
Reinvestment of distributions	569,325	4,959,510	595,941	5,425,602
Less shares repurchased	(12,181,672)	(106,170,171)	(19,200,532)	(174,769,248)
Net increase (decrease)	(593,744)	$ (5,005,049)	1,325,121	$ 12,369,780
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2359

Financial Highlights
	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18
Class A
Net asset value, beginning of period	$ 8.85	$ 9.39	$ 9.21	$ 9.52	$ 9.40	$ 9.54
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.18	$ 0.18	$ 0.19	$ 0.23	$ 0.27	$ 0.18
Net realized and unrealized gain (loss) on investments	(0.13)	(0.52)	0.20	(0.29)	0.14	(0.12)
Net increase (decrease) from investment operations	$ 0.05	$ (0.34)	$ 0.39	$ (0.06)	$ 0.41	$ 0.06
Distributions to shareowners:
Net investment income	$ (0.19)	$ (0.20)	$ (0.21)	$ (0.25)	$ (0.29)	$ (0.20)
Total distributions	$ (0.19)	$ (0.20)	$ (0.21)	$ (0.25)	$ (0.29)	$ (0.20)
Net increase (decrease) in net asset value	$ (0.14)	$ (0.54)	$ 0.18	$ (0.31)	$ 0.12	$ (0.14)
Net asset value, end of period	$ 8.71	$ 8.85	$ 9.39	$ 9.21	$ 9.52	$ 9.40
Total return (b)	0.63%(c)	(3.65)%	4.25%	(0.61)%	4.39%	0.68%
Ratio of net expenses to average net assets	0.83%(d)	0.83%	0.81%	0.82%	0.82%	0.88%
Ratio of net investment income (loss) to average net assets	4.07%(d)	1.97%	1.98%	2.44%	2.87%	1.90%
Portfolio turnover rate	25%(c)	68%	43%	113%	84%	54%
Net assets, end of period (in thousands)	$107,355	$124,028	$144,818	$146,659	$176,601	$134,382
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.93%(d)	0.97%	0.85%	0.85%	0.86%	0.88%
Net investment income (loss) to average net assets	3.97%(d)	1.83%	1.94%	2.41%	2.83%	1.90%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
60Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18
Class C
Net asset value, beginning of period	$ 8.87	$ 9.41	$ 9.23	$ 9.52	$ 9.39	$ 9.53
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.17	$ 0.16	$ 0.17	$ 0.20	$ 0.25	$ 0.16
Net realized and unrealized gain (loss) on investments	(0.12)	(0.52)	0.20	(0.26)	0.14	(0.12)
Net increase (decrease) from investment operations	$ 0.05	$ (0.36)	$ 0.37	$ (0.06)	$ 0.39	$ 0.04
Distributions to shareowners:
Net investment income	$ (0.19)	$ (0.18)	$ (0.19)	$ (0.23)	$ (0.26)	$ (0.18)
Total distributions	$ (0.19)	$ (0.18)	$ (0.19)	$ (0.23)	$ (0.26)	$ (0.18)
Net increase (decrease) in net asset value	$ (0.14)	$ (0.54)	$ 0.18	$ (0.29)	$ 0.13	$ (0.14)
Net asset value, end of period	$ 8.73	$ 8.87	$ 9.41	$ 9.23	$ 9.52	$ 9.39
Total return (b)	0.54%(c)	(3.85)%	4.04%	(0.62)%	4.25%	0.45%
Ratio of net expenses to average net assets	1.01%(d)	1.03%	1.03%	1.04%	1.03%	1.06%
Ratio of net investment income (loss) to average net assets	3.90%(d)	1.74%	1.77%	2.22%	2.66%	1.72%
Portfolio turnover rate	25%(c)	68%	43%	113%	84%	54%
Net assets, end of period (in thousands)	$10,576	$12,069	$18,885	$31,557	$32,889	$58,380
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.06%(d)	1.04%	1.07%	1.06%	1.07%	1.06%
Net investment income (loss) to average net assets	3.85%(d)	1.73%	1.73%	2.20%	2.62%	1.72%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2361

Financial Highlights  (continued)
	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18
Class C2
Net asset value, beginning of period	$ 8.88	$ 9.42	$ 9.24	$ 9.52	$ 9.39	$ 9.53
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.17	$ 0.16	$ 0.17	$ 0.20	$ 0.25	$ 0.16
Net realized and unrealized gain (loss) on investments	(0.12)	(0.51)	0.20	(0.25)	0.15	(0.12)
Net increase (decrease) from investment operations	$ 0.05	$ (0.35)	$ 0.37	$ (0.05)	$ 0.40	$ 0.04
Distributions to shareowners:
Net investment income	$ (0.19)	$ (0.19)	$ (0.19)	$ (0.23)	$ (0.27)	$ (0.18)
Total distributions	$ (0.19)	$ (0.19)	$ (0.19)	$ (0.23)	$ (0.27)	$ (0.18)
Net increase (decrease) in net asset value	$ (0.14)	$ (0.54)	$ 0.18	$ (0.28)	$ 0.13	$ (0.14)
Net asset value, end of period	$ 8.74	$ 8.88	$ 9.42	$ 9.24	$ 9.52	$ 9.39
Total return (b)	0.55%(c)	(3.80)%	4.04%	(0.52)%	4.27%	0.44%
Ratio of net expenses to average net assets	0.96%(d)	1.00%	1.01%	1.03%	1.05%	1.06%
Ratio of net investment income (loss) to average net assets	3.94%(d)	1.78%	1.78%	2.20%	2.61%	1.73%
Portfolio turnover rate	25%(c)	68%	43%	113%	84%	54%
Net assets, end of period (in thousands)	$1,101	$1,228	$1,855	$1,436	$1,173	$1,650
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.02%(d)	1.01%	1.05%	1.05%	1.09%	1.06%
Net investment income (loss) to average net assets	3.88%(d)	1.77%	1.74%	2.18%	2.57%	1.73%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
62Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18
Class K
Net asset value, beginning of period	$ 8.91	$ 9.45	$ 9.27	$ 9.54	$ 9.42	$ 9.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.21	$ 0.22	$ 0.22	$ 0.27	$ 0.31	$ 0.21
Net realized and unrealized gain (loss) on investments	(0.14)	(0.52)	0.20	(0.26)	0.13	(0.11)
Net increase (decrease) from investment operations	$ 0.07	$ (0.30)	$ 0.42	$ 0.01	$ 0.44	$ 0.10
Distributions to shareowners:
Net investment income	$ (0.21)	$ (0.24)	$ (0.24)	$ (0.28)	$ (0.32)	$ (0.24)
Total distributions	$ (0.21)	$ (0.24)	$(0.24)	$ (0.28)	$ (0.32)	$ (0.24)
Net increase (decrease) in net asset value	$ (0.14)	$ (0.54)	$ 0.18	$ (0.27)	$ 0.12	$ (0.14)
Net asset value, end of period	$ 8.77	$ 8.91	$ 9.45	$ 9.27	$ 9.54	$ 9.42
Total return (b)	0.82%(c)	(3.26)%	4.62%	0.16%	4.73%	1.03%
Ratio of net expenses to average net assets	0.45%(d)	0.46%	0.46%	0.46%	0.47%	0.50%
Ratio of net investment income (loss) to average net assets	4.81%(d)	2.36%	2.36%	2.86%	3.26%	2.26%
Portfolio turnover rate	25%(c)	68%	43%	113%	84%	54%
Net assets, end of period (in thousands)	$21,803	$1,001	$ 661	$3,408	$14,451	$10,166
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.51%(d)	0.49%	0.51%	0.47%	0.51%	0.50%
Net investment income (loss) to average net assets	4.75%(d)	2.33%	2.31%	2.85%	3.22%	2.26%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2363

Financial Highlights  (continued)
	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18
Class Y
Net asset value, beginning of period	$ 8.87	$ 9.41	$ 9.23	$ 9.51	$ 9.38	$ 9.52
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.21	$ 0.22	$ 0.26	$ 0.30	$ 0.20
Net realized and unrealized gain (loss) on investments	(0.12)	(0.52)	0.20	(0.26)	0.14	(0.12)
Net increase (decrease) from investment operations	$ 0.07	$ (0.31)	$ 0.42	$ (0.00)(b)	$ 0.44	$ 0.08
Distributions to shareowners:
Net investment income	$ (0.21)	$ (0.23)	$ (0.24)	$ (0.28)	$ (0.31)	$ (0.22)
Total distributions	$ (0.21)	$ (0.23)	$ (0.24)	$ (0.28)	$ (0.31)	$ (0.22)
Net increase (decrease) in net asset value	$ (0.14)	$ (0.54)	$ 0.18	$ (0.28)	$ 0.13	$ (0.14)
Net asset value, end of period	$ 8.73	$ 8.87	$ 9.41	$ 9.23	$ 9.51	$ 9.38
Total return (c)	0.81%(d)	(3.29)%	4.63%	0.05%	4.81%	0.90%
Ratio of net expenses to average net assets	0.46%(e)	0.46%	0.46%	0.46%	0.47%	0.64%
Ratio of net investment income (loss) to average net assets	4.45%(e)	2.34%	2.33%	2.80%	3.23%	2.14%
Portfolio turnover rate	25%(d)	68%	43%	113%	84%	54%
Net assets, end of period (in thousands)	$260,739	$270,281	$274,235	$286,499	$302,658	$258,634
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.60%(e)	0.57%	0.60%	0.59%	0.59%	0.64%
Net investment income (loss) to average net assets	4.31%(e)	2.23%	2.19%	2.67%	3.11%	2.14%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
64Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Notes to Financial Statements  |  2/28/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Short Term Income Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2365

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("Var").
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing
66Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
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B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of February 28, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial
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statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$10,423,002
Total	$ 10,423,002
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 461,450
Capital loss carryforward	(43,929,995)
Current year dividend payable	(179,379)
Net unrealized depreciation	(16,332,757)
Total	$(59,980,681)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds and reinsurance sidecars, the tax treatment of premium and amortization and the mark to market of futures contracts.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2023.
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E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
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The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less
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liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may
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receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2373

decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets
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for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, ﬂuctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
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G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at February 28, 2023 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
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Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I.	Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
J.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2377

exchange. The amount of cash deposited with the broker as collateral at February 28, 2023 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional value of futures contracts long position and futures contracts short position during the six months ended February 28, 2023 were $89,460,313 and $29,836,047, respectively. Open futures contracts outstanding at February 28, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.35% of the Fund’s average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the six months ended February 28, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.83%, 0.46% and 0.46% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2024. There can be no assurance that the Adviser will extend
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the expense limitation agreement for a class of shares beyond the date referred to above. Class C and Class C2 shares do not have expense limitations. Fees waived and expenses reimbursed, during the six months ended February 28, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended February 28, 2023, the Fund paid $10,502 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At February 28, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $3,040 and a payable for administrative expenses of $10,615, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months  ended February 28, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 5,952
Class C	964
Class C2	1
Class K	76
Class Y	7,214
Total	$14,207
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5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares.
In addition, redemptions of Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). Redemptions of Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class A, C, K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months  ended February 28, 2023, CDSCs in the amount of $15 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months  ended February 28, 2023, the Fund had no borrowings under the credit facility.
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7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 28, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Net unrealized depreciation on futures contracts*	$205,154	$ —	$ —	$ —	$ —
Total Value	$205,154	$—	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 28, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (1,661,729)	$ —	$ —	$ —	$ —
Total Value	$(1,661,729)	$—	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ (194,748)	$ —	$ —	$ —	$ —
Total Value	$ (194,748)	$—	$—	$—	$—
8. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of February 28, 2023, the Fund had no unfunded loan commitments outstanding.
82Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Short Term Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process.  Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022.  In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund.  In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale.  The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts.  The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2383

management agreement for another year.  In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below.  The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund.  The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process.  The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund.  They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel.  The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.  The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.  The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs.  The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
84Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

performance of the Fund’s benchmark index.  They also discuss the Fund’s performance with Amundi US on a regular basis.  The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.  The peer group comparisons referred to below are organized in quintiles.  Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period.  The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.  The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts.  The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services.  In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts.  The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund,
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2385

Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.  The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund.  The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund.  They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses.  The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.  The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders.  The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund.  The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses.  The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund.  The Trustees considered the character and
86Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates.  The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business.  To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds).  The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally.  The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US.  The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager.  The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Short Term Income Fund  | Semiannual Report | 2/28/2387

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
88Pioneer Short Term Income Fund  | Semiannual Report | 2/28/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19127-17-0423

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I—POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II—POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES

Services which are not prohibited under Rule

210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES

III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES

PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Short Term Income Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date May 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date May 3, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date May 3, 2023

*	Print the name and title of each signing officer under his or her signature.